UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2602

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

Your Global Investment Authority

PIMCO Equity Series

Annual Report

June 30, 2011

PIMCO Emerging Multi-Asset Fund

PIMCO EqS Emerging Markets Fund

PIMCO EqS Pathfinder Fund™

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series. During the reporting period, we introduced the PIMCO EqS Emerging Markets Fund and the PIMCO Emerging Multi-Asset Fund, two new investment strategies designed to further investor access to emerging markets via seasoned stock selection combined with PIMCO’s thought leadership, risk management, and investment expertise.

■

PIMCO EqS Emerging Markets Fund (launched on March 22, 2011) combines thorough bottom-up equity selection in emerging markets, top-down macroeconomic analysis and rigorous risk management with PIMCO’s expertise in emerging markets fixed income and currencies.

■	PIMCO Emerging Multi-Asset Fund (launched on April 12, 2011) offers a comprehensive asset allocation solution for emerging markets investing combined with active risk management.

We remain committed to expanding the PIMCO Equity Series by introducing active equity strategies where we believe we can deliver PIMCO quality to our clients, via a broad range of opportunities that attempts to capture attractive risk-adjusted returns in equity markets around the world.

In addition, outside of the reporting period on August 5, 2011, Standard & Poor’s (an independent credit rating agency) downgraded its credit rating on U.S. sovereign debt from AAA to AA+, followed by a similar downgrade announced on August 8, 2011, on debt issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), as well as farm lenders and U.S. government-backed debt issued by certain banks and credit unions. Furthermore, in reaction to the growing sovereign debt crisis in the Eurozone, the European Central Bank announced on August 7, 2011 that it will begin buying debt issued by Italy and Spain to help prevent contagion. As such, these events present investors with heightened allocation challenges amidst market price disruptions.

In this market environment and more generally in all market environments, PIMCO remains highly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant to multiple scenarios is crucial to successful investing, while searching for attractive investment opportunities throughout the global marketplace.

General highlights of the financial markets during our twelve-month reporting period include:

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to rising concerns over the European sovereign debt crisis, the U.S. debt ceiling impasse, social unrest in the Middle East/North Africa, and the devastating after effects of the earthquake and tsunami in Japan. U.S. equities, as measured by the S&P 500 Index, returned 30.69% and global equities, as represented by the MSCI World Index, returned 30.51%. Emerging market equities slightly underperformed developed market equities during the reporting period, as represented by the MSCI Emerging Markets Index, which returned 27.80%. This slight underperformance reflected the fact that after years of strong growth, emerging market economies appear to be undergoing a mid-cycle correction, even though the long-term fundamentals remain intact, including demographics favorable to growth, an unleveraged consumer, and investment that is poised to underpin future productivity gains.

2	PIMCO Equity Series

■

Yields on U.S. Treasury securities were volatile during the reporting period and generally ended lower for maturities of five years and less, but higher for longer-term maturities. Continued concern over the European sovereign debt crisis resulted in a flight-to-quality towards the latter part of the period, boosting demand for U.S. Treasury securities, which generally outperformed other developed sovereign bond markets on a hedged basis. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%, and the Bank of England held its key lending rate at 0.50%. The European Central Bank raised its main policy rate to 1.50% (which included a 0.25% increase during the reporting period and a further increase of 0.25% outside of the reporting period) in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 3.16% at the end of the reporting period, as compared to 2.93% on June 30, 2010.

On the following pages are specific details about the investment performance of each Fund and a discussion of the factors that affected performance during the reporting period. In addition, the letters from the portfolio managers provide a further review of the factors that influenced each Fund’s performance as well as an overview of each Fund’s investment strategy and philosophy. If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 1 (866) 746-2602. We also invite you to visit www.pimco.com/investments, as well as our investment manager’s website at www.pimco.com.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 8, 2011

Annual Report	June 30, 2011	3

Important Information About the Funds

The PIMCO Emerging Multi-Asset Fund may invest in Institutional Class or, as applicable, Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The PIMCO Emerging Multi-Asset Fund may invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The PIMCO EqS Emerging Markets Fund invests in a diversified portfolio of investments economically tied to emerging market countries. The PIMCO EqS Emerging Markets Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The PIMCO EqS Pathfinder Fund™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The PIMCO EqS Pathfinder Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, real estate risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, convertible securities risk, tax risk, subsidiary risk and issuer non-diversification risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. The Funds could lose more than the principal amount invested in these derivative instruments.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and/or Cumulative Total Return chart measure performance assuming that any dividend and capital gain distributions were reinvested.

For periods prior to the inception date of the Administrative Class performance information shown is based on the performance of a Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the and/or service fees and other expenses paid by the Administrative Class shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling (800) 927-4648 for Institutional Class, Class P and Administrative Class shares or (800) 426-0107 for Class A, Class C, Class D and Class R shares, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling (800) 927-4648 for Institutional Class, Class P and Administrative Class shares or (800) 426-0107 for Class A, Class C, Class D and Class R shares and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	PIMCO Equity Series

The following disclosure provides important information regarding a Fund’s Expense Example, which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Examples for the Funds.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2011 to June 30, 2011, with the exception of the PIMCO EqS Emerging Markets Fund, which is from March 22, 2011 (the date the Fund commenced operations) to June 30, 2011 and the PIMCO Emerging Multi-Asset Fund, which is from April 12, 2011 (the date the Fund commenced operations) to June 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

PIMCO Equity Series is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, http://www.pimco.com/investments, (888) 87-PIMCO.

Annual Report	June 30, 2011	5

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Emerging Multi-Asset Fund (the “Fund”). In the following letter, please find additional detail on the Fund’s investment process and philosophy, why we believe emerging markets (“EM”) offer a compelling investment opportunity, and in the last section, a discussion on the current market and positioning of the Fund.

Investment Process and Philosophy

The Fund was launched in April 2011 and is designed to be a comprehensive emerging markets solution that combines strategic exposure to a diversified range of emerging markets asset classes with robust risk management. Specifically, the Fund provides access to key asset classes within EM including equity, locally denominated sovereign debt, U.S. dollar denominated sovereign debt, corporate debt, and currencies. The Fund benefits from PIMCO’s asset allocation framework and the attention of four portfolio managers who contribute their input to optimize the mix of assets. The Fund offers investors the following three key benefits: 1) active management across EM asset classes based on PIMCO’s ‘top down’ macroeconomic views; 2) potential excess returns generated through relative value strategies and currency positions, driven by PIMCO’s ‘bottom up’ EM expertise; and 3) tail-risk hedges designed to limit losses in the event of a market crisis, thereby enhancing longer term return potential.

The Fund’s portfolio architecture begins with PIMCO’s three- to five-year secular outlook, which identifies key trends, risks, and opportunities across the global economy. This longer term outlook is supplemented by our cyclical outlook, which is used to develop a near term forecast for economic growth and inflation in key regions. The Fund’s four person portfolio management team then combines these ‘top down’ macroeconomic views with ‘bottom-up’ inputs from their respective areas of emerging markets expertise and from the firm’s other sector and regional specialist portfolio teams. These inputs help them in developing their views of the specific regions, countries, and industries that are likely to experience strong performance in the current market environment. Each PM then makes specific investments in their area of expertise and contributes to the overall asset allocation decisions.

The Fund’s investment decisions within EM equities combine rigorous ‘bottom-up’ driven stock selection with a comprehensive ‘top-down’ macroeconomic framework. Equities are selected from a broad opportunity set with an emphasis on those that look cheap based on normalized earnings or intrinsic value. Valuations are determined using a proprietary framework that incorporates analysis of company financials, discussions with company management, conversations with industry participants, and a full analysis of the capital structure. Expectations regarding growth and inflation over both cyclical and secular timeframes are considered carefully. The Fund’s investment decisions within the EM debt allocation are developed by first identifying countries and corporations with strong, underlying credit fundamentals. Next, the impact of our global outlook on these entities is considered. Finally, the technical conditions of the credit are evaluated to identify both the upside and imbalances that could lead to market dislocations. This framework provides the basis for country weighting, duration, curve, credit exposure and currency selection decisions, as well as relative value assessments.

We believe that rigorous risk management is essential as EM has generally experienced higher volatility as compared with developed markets. In an effort to guard the Fund from periodic market stresses that may affect emerging economies, tail risk hedges are employed. Specifically, PIMCO seeks to identify and actively manage a mix of cost-efficient hedges that offer the potential for outsized returns, which may mitigate the impact of EM asset classes losing value amid market stress.

In summary, our approach combines bottom-up, fundamental research with macroeconomic insights and focused risk management in order to maximize the return potential from an EM allocation while managing risk inherent in the space.

Emerging Markets Are a Compelling Asset Class

EM countries are in the midst of a secular increase in global economic importance. Emerging economies look more robust than their developed market peers on many traditional macroeconomic metrics, including current account balances, degree of indebtedness, foreign currency reserves and fiscal balances. These fundamental factors support higher growth rates which contribute to a wealth effect that supports an expansion of the EM middle class and stronger domestic consumption trends.

We believe EM equities stand poised to benefit from the earnings growth and capital appreciation potential of companies based in leading EM countries. EM equities are also likely to benefit from increased investor demand as they evolve from a satellite allocation to a core holding in portfolios. The sovereign debt of EM countries with low levels of indebtedness, strong growth prospects and higher yields than debt from leading developed nations may contribute the potential for attractive returns with lower volatility than equities. EM corporate debt offers a compelling investment opportunity as these companies tend to experience stronger growth and lower leverage than similarly rated companies in developed markets. EM corporates also tend to offer higher yields than their developed market peers. Finally, PIMCO

6	PIMCO Equity Series

believes that EM currencies are well positioned to appreciate over time as they correct their current undervaluation and benefit from positive secular trends.

Managers’ Discussion & Market Overview

From the inception of the Fund in April 2011 through the end of the second quarter, EM asset returns were mixed. In early May, investor concerns surrounding the European debt crisis, the U.S. debt ceiling impasse, and signs of slowing global growth caused the EM equity market to sell off. Austerity measures were passed in Greece at the end of the quarter, leading to a subsequent rally. U.S. dollar denominated EM sovereign debt benefited over the period as investors sought the security of the U.S. dollar due to global uncertainty. EM local currency denominated sovereign debt also gained as EM central banks appeared less likely to raise interest rates on eased inflationary concerns due to softening global growth. EM corporate bonds also moved higher and continue to have an attractive yield premium over comparable U.S. Treasuries. EM currencies posted moderate gains during the period despite downward pressure as a result of uncertainty around the Greek debt situation, which drove investors away from foreign currencies and back to the U.S. dollar. However, this pressure was partially alleviated towards the end of the quarter with the passage of a Greek austerity package.

PIMCO’s view is the year-to-date underperformance of EM equities versus developed equities represents a mid-cycle correction, rather than a systemic downward trend. We believe the secular forces driving growth and profitability remain. We are still confident in long-term opportunities within EM equity as valuations are attractive relative to developed country equities, and demand exists in the overall market as investors remain underweight EM, in our opinion. We believe EM currencies are positioned to perform well over the secular horizon due to support from strong local balance sheets, while currencies of developed countries are likely to face downward pressure due to fiscal deficits and debt concerns. Additionally, we expect EM debt may also continue to be supported by strong balance sheets of EM countries. However, we remain cognizant of the potential for EM asset classes to experience increased volatility in the near term, stemming from uncertainty surrounding the U.S. debt ceiling and the passage of more austerity packages in Europe and the potential for slowing global growth. As such, we review our portfolio positioning on an ongoing basis and make shifts in exposures as we deem appropriate.

We believe that emerging markets present an attractive opportunity for the investor who remains focused on the long term. Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Curtis Mewbourne Portfolio Manager Generalist	Maria (Masha) Gordon Portfolio Manager EM Equities

Michael Gomez Portfolio Manager EM Local Debt	Ramin Toloui Portfolio Manager EM External Debt

Top Holdings1

PIMCO EqS Emerging Markets Fund	36.0%
Vanguard MSCI Emerging Markets ETF	17.8%
PIMCO Emerging Local Bond Fund	13.5%
PIMCO Emerging Markets Corporate Bond Fund	9.2%
PIMCO Emerging Markets Currency Fund	6.9%
PIMCO Emerging Markets Bond Fund	5.1%

[1]	% of Total Investments as of 06/30/2011. Top Holdings solely reflect long positions. Financial derivative instruments and short-term instruments are not taken into consideration.

Annual Report	June 30, 2011	7

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Total Return for the period ended June 30, 2011
Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	-1.10%
PIMCO Emerging Multi-Asset Fund Class P	-1.00%
PIMCO Emerging Multi-Asset Fund Administrative Class	-1.11%
PIMCO Emerging Multi-Asset Fund Class D	-1.10%
PIMCO Emerging Multi-Asset Fund Class A	-1.20%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	-6.63%
PIMCO Emerging Multi-Asset Fund Class C	-1.20%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	-2.19%
PIMCO Emerging Multi-Asset Fund Class R	-1.20%
MSCI Emerging Markets Index**	-1.78%
50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)***	0.45%

All Fund returns are net of fees and expenses.

** MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

*** The benchmark is a blend of 50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged). MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus dated 10/29/10, as supplemented to date, is 2.49% for the Institutional Class shares, 2.59% for the Class P shares, 2.74% for the Administrative Class shares, 2.84% for the Class D shares, 2.84% for the Class A shares, 3.59% for the Class C shares and 3.09% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at http://www.pimco.com/investments.

A line graph is not included since the Fund has less than six months of performance.

Portfolio Insights

»

The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

»	The Fund commenced operations on April 12, 2011.

»	An allocation to emerging market corporate bonds contributed to performance as the JPMorgan Corporate Emerging Markets Bond Index Diversified returned 1.70% over the reporting period.

»	An allocation to emerging market currencies contributed to performance as the JPMorgan Emerging Local Markets Index Plus Composite returned 0.52% percent over the reporting period.

»	An asset allocation decision to overweight emerging market equities detracted from relative performance as the MSCI Emerging Markets Index declined 1.78% over the reporting period.

»

An underweight to emerging market local denominated sovereign debt detracted from relative performance as the JPMorgan Global Bond Index—Emerging Markets Global Diversified Index (Unhedged) returned 1.77% for the reporting period.

»

A tactical underweight to emerging market external denominated sovereign debt detratced from relative performance as the JPMorgan Emerging Markets Bond Index Global returned 3.61% for the reporting period.

8	PIMCO Equity Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	June 30, 2011	9

Insights from the Portfolio Manager PIMCO EqS Emerging Markets Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS Emerging Markets Fund (the “Fund”). In the following letter, please find additional detail on the Fund’s investment process and philosophy, why we view emerging markets (“EM”) equity as a compelling asset class, and in the last section, a discussion on the current market, performance and positioning of the Fund.

Investment Process and Philosophy

We launched PIMCO’s EM equity strategy in March 2011. In building the strategy, we had the opportunity to assemble a team and design an investment approach that we believe will deliver a compelling opportunity for investors to capture attractive risk-adjusted returns. Given the complexities of the EM landscape, it was important to us that our process incorporate several key characteristics: 1) an experienced team of investors who perform fundamental, company-specific research; 2) the ability to leverage PIMCO’s proven EM expertise and incorporate the macroeconomic insights of the broader investment platform; and 3) proactive risk management that may help protect the portfolio in periods of extreme market stress.

Our approach to finding return asymmetries in EM rests first on evaluating an unconstrained universe of potential investments, focusing on the beneficiaries of emerging market growth with a goal of not limiting the opportunity set or being bound by the parameters of a benchmark. Through in-depth fundamental research, we focus on pricing of normalized earnings and intrinsic value, seeking situations in which the market is not recognizing the current and future earnings power of a company based on reasonable assumptions of long-term performance. This bottom-up work is critical considering the less efficient and less transparent nature of the emerging equity markets.

Still, in emerging markets, country or currency specific factors can often dominate more idiosyncratic factors as drivers of returns. To be successful in EM equities, therefore, we feel it is essential that the investment process fully incorporate top-down considerations. In our investment process, we look to leverage PIMCO’s carefully vetted global macroeconomic outlook, which is driven by the firm’s Investment Committee and secular and cyclical forums. This macro framework is key to not only assessing country and currency factors, but also in helping us identify themes that have implications for industries and the path of earnings of individual companies.

By combining a bottom-up perspective with macroeconomic insights, and by placing a particular emphasis on patience with entry points, we believe that macro volatility and shorter EM business cycles will provide us with ample opportunities to enter a strong equity story with an appropriate cushion.

Finally, we recognize that emerging market equities can be a volatile asset class and may experience periodic, broad-based drawdowns, so rigorous risk management is essential. We evaluate and stress test the risk exposures inherent in our portfolio on an ongoing basis, and by employing tail-risk hedging strategies, we will seek to guard against the risk of a large sell-off across EM equities. Tail-risk management involves hedging against those unforeseeable crises that appear as outlying ‘tails’ on bell-shaped ‘normal’ curves of possible outcomes and that can have devastating effects on a portfolio.

In summary, our approach is research intensive, and by combining bottom-up, fundamental research with macroeconomic insights and focused risk management, we believe we can deliver attractive risk-adjusted returns for our clients over the long term.

Emerging Markets Are a Compelling Asset Class

The emerging markets have evolved from being an opportunistic investment choice earlier in the decade to a core allocation for investors worldwide. This shift reflects a recognition that EM companies account for a substantial and rapidly growing share of the global corporate profit pool.

Over our secular horizon, we believe emerging economies are likely to continue on a path of stronger trend growth relative to developed markets. Emerging economies look more robust than their developed market peers on many traditional macroeconomic metrics, in our opinion, including current account balances, degree of indebtedness, foreign currency reserves and fiscal balances. In addition, higher growth rates in emerging economies are contributing to a burgeoning wealth effect that supports an expansion of the emerging market middle class and which should lead to stronger and more durable domestic consumption trends. In our opinion, these fundamental factors are likely to support continued positive top- and bottom-line growth among emerging market companies and thus, the compelling nature of the investment opportunity in EM equities.

Manager’s Discussion & Market Overview

From the inception of the Fund in late March through the end of the second quarter, equity markets delivered modestly positive returns. After a quite benign start to the performance period, in early May investor focus turned to concerns surrounding the European debt crisis, the U.S. budget impasse, and the potential impact on growth of policies in emerging markets designed to stem inflation. These concerns caused the market to sell off, before the passing of austerity measures in Greece sparked a sharp quarter-end rally.

Emerging market equities have underperformed developed market equities in 2011, reflecting the fact that after years of

10	PIMCO Equity Series

very strong growth, emerging market economies appear to be undergoing a mid-cycle correction. We view this as a welcome cyclical adjustment rather than the end of their growth cycle. We remain convinced that the long-term fundamentals remain intact, including demographics favorable to growth, an unleveraged consumer, and investment that is poised to underpin future productivity gains. In addition, we believe emerging market equity valuations are very reasonable relative to history, developed markets and when considering profits as a percentage of Gross Domestic Product (“GDP”).

We believe the recent volatility in the markets and changes in investor sentiment create opportunities for the investor who performs rigorous research and remains focused on the long term. Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Maria (Masha) Gordon

Portfolio Manager

Top Holdings1

Samsung Electronics Co. Ltd.	4.4%
Sberbank of Russia[2]	2.6%
ETF Palladium Trust	2.5%
BOCI-Prudential—W.I.S.E. Fund	2.5%
Hon Hai Precision Industry Co. Ltd.	2.4%
Banco de Brazil S.A2	2.3%
Agricultural Bank of China Ltd.	2.2%
MTN Group Ltd.[2]	2.1%
AIA Group Ltd.	2.1%
Boshiwa International Holding Ltd.	2.0%

[1]

% of Net Assets as of 06/30/2011. The Fund's top holdings reflect long positions and company specific equity exposure, including exposure obtained through the use of financial derivative instruments. Securities sold short, index derivatives, cash and cash equivelents, are not taken into consideration.

[2]	Positions represent company specific equity exposure obtained through the use of financial derivative instruments.

Geographic Breakdown3

South Korea	12.0%
China	11.3%
Hong Kong	9.2%
Russia	6.5%
United Kingdom	5.2%
India	4.7%
Taiwan	3.9%
Indonesia	2.7%
United States	2.6%
Brazil	1.9%
Poland	1.8%
Australia	1.8%
Thailand	1.8%
Czech Republic	1.6%
Bermuda	1.5%
Other	12.3%

Sector Breakdown3

Financials	18.0%
Information Technology	15.6%
Energy	12.1%
Materials	8.7%
Consumer Discretionary	7.0%
Industrials	6.7%
Consumer Staples	4.0%
Utilities	2.8%
Other	6.0%

[3]	% of Total Investments as of 06/30/2011. Geographic and Sector Breakdown solely reflect long positions. Financial derivative instruments and short-term instruments are not taken into consideration.

Annual Report	June 30, 2011	11

PIMCO EqS Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Total Return for the period ended June 30, 2011
Fund Inception (03/22/2011)
PIMCO EqS Emerging Markets Fund Institutional Class	1.90%
PIMCO EqS Emerging Markets Fund Class P	1.90%
PIMCO EqS Emerging Markets Fund Administrative Class	1.78%
PIMCO EqS Emerging Markets Fund Class D	1.80%
PIMCO EqS Emerging Markets Fund Class A	1.80%
PIMCO EqS Emerging Markets Fund Class A (adjusted)	-3.78%
PIMCO EqS Emerging Markets Fund Class C	1.70%
PIMCO EqS Emerging Markets Fund Class C (adjusted)	0.70%
PIMCO EqS Emerging Markets Fund Class R	1.80%
MSCI Emerging Markets Index*	3.38%

All Fund returns are net of fees and expenses.

* MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus dated 10/29/10, as supplemented to date, is 1.60% for the Institutional Class shares, 1.70% for the Class P shares, 1.85% for the Administrative Class shares, 1.95% for the Class D shares, 1.95% for the Class A shares, 2.70% for the Class C shares and 2.20% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at http://www.pimco.com/investments.

A line graph is not included since the Fund has less than six months of performance.

Portfolio Insights

»

The PIMCO EqS Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

»	The Fund commenced operations on March 22, 2011.

»

From a sector perspective, positive stock selection within Industrials, including a Korean equipment manufacturer and a Taiwanese property developer, contributed to the Fund’s performance. The Fund’s technology holdings, including a Russian internet business, added to returns.

»

On the downside, weakness within the consumer discretionary sector, including a Korean diversified electronics company, detracted from performance. Select holdings within financials, including a Peruvian bank, also detracted from the Fund’s results.

»	From a country perspective, our underweight to Brazil contributed to the Fund’s performance relative to the benchmark. Positive stock selection within China also added to the Fund’s returns.

»	On the downside, the Fund’s underweight to India as well as negative stock selection detracted from results.

12	PIMCO Equity Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	June 30, 2011	13

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund™

Dear Shareholder,

It’s our pleasure to be speaking to you for the first complete year since the launch of the PIMCO EqS Pathfinder Fund™ (the “Fund”). Thank you for your investment in the Fund. Our commitment continues to be to seek an absolute return that beats the market over the cycle and to do so with less volatility than the overall market. It’s no surprise that the last twelve months have been interesting as well as thought provoking and we’d like to share some observations and our outlook with you.

The Last Twelve Months in Review

Almost to the day, July 1, 2010 marks a trough in many global equity markets and the twelve months following saw both the MSCI World Index and the S&P 500 Index up over 30%, the Dow Jones EuroSTOXX 50 Index up over 15%, and Japan’s TOPIX (Tokyo Stock Exchange Tokyo Price Index) up 3%. A number of factors drove this strong advance (an advance seen only 13% of the time over the last 30 years) but amongst them were the 27% growth seen in corporate earnings, a temporary respite seen in Europe’s sovereign debt crisis, an extension of lower tax rates in the U.S., and extraordinary action by the U.S. Federal Reserve in the form of quantitative easing 2 (commonly referred to as QE2). With this backdrop, the Fund returned positive results over the reporting period with generally a third less volatility than the overall market.

Among the securities that contributed to performance were the Fund’s investments in Lorillard, Pfizer, and the Marshall & Ilsley/Bank of Montreal merger.

Lorillard is the third largest cigarette manufacturer in the U.S., with an approximate 10% market share (per industry reports). The company derives about 90% of its sales from Newport, the largest menthol brand in the U.S., which enjoys a 35% share of the menthol market. After a long period of uncertainty regarding a potential ban on the sale of menthol cigarettes, the TPSAC (Tobacco Products Scientific Advisory Committee) came public with a recommendation in mid-March 2011 and we believe it is now highly unlikely that menthol cigarettes will be removed from the market place. The stock of Lorillard was subsequently upgraded by sell-side equity analysts and rose approximately 50% following the TPSAC announcement. The Newport franchise continues to increase sales volume in its core Eastern U.S. market due to the market’s unique demographic profile, higher consumer loyalty, and price increases totaling almost 7% in the first quarter of 2011 (per company reports). Management is also aggressively seeking to increase volume outside its core franchise: i.e. geographically West of the Mississippi and in other cigarette brand categories such as Lights. We believe the company continues to deploy its cash to grow its franchise, and rewards its shareholders with a generous 4.9% dividend yield and a stock buy-back program, which was just recently increased by 40% in May 2011.

The Fund’s holding in Pfizer contributed positively to performance since inclusion in the portfolio in the fall of 2010 when we purchased a fraction of a misunderstood and cheap major pharmaceutical company trading for less than the discounted value of its existing marketed drugs. Over the period under review, Pfizer benefited from a management change with the new CEO, Ian Read, opening discussions about selling non-core businesses as well as acting in a more shareholder friendly way. In April 2011, a deal to sell Capsugel, a unit of the company which manufactures wholesale pill casings, for $2.4 billion was announced. Management subsequently used cash from this transaction and from the large amount of free cash flow generated to repurchase its own undervalued shares. Management also raised the dividend, continued to cut costs and reported solid earnings. In addition, the company received favorable news on a few drugs in late stage trials.

The Fund invested in the merger of Marshall & Ilsley Bank (“MI”) with the BMO Financial Group (“BMO”) by going “long” the MI/BMO merger arbitrage spread (long MI, short BMO in the appropriate ratio). BMO is a $412 billion (asset) Canadian bank with a Chicago-based U.S. subsidiary, which was purchasing a $52 billion (asset) U.S. regional bank, MI, headquartered in Milwaukee. Market analysts predict that the market overlaps in the businesses may lead to an estimated $250 million of cost synergies. The Fund captured a mid-to-high single digit annualized return over the transaction’s approximate six-month life span and did so with very little correlation to the overall market, as measured by the Keefe, Bruyette & Woods (“KBW”) Bank Index, which declined over 2% during the same time period.

Among the securities that detracted from performance were the Fund’s investments in Lloyds Banking Group, Carrefour, and Nintendo.

The Fund’s holdings in Lloyds Banking Group detracted from performance as a new CEO, Antonio Horta-Osorio, joined the bank and sought to clear the deck of many issues. This resulted in a share price decline which was further compounded by a harsh legal and regulatory environment in the U.K. mandating the disposal of over 600 branches and the creation of a reserve for insurance “mis-selling.” We continue to feel that Lloyds Banking Group is a compelling restructuring opportunity and that the new management team’s plan for shareholder value creation will be successful, in our opinion.

Carrefour is the second largest retailer in the world with leading positions in Western Europe, Latin America and some parts of Asia (primarily China and Taiwan). It is a multi-format operator with presence in hypermarkets, supermarkets, and convenience stores. Carrefour is currently in the middle of a turnaround initiative including a cost cutting program and the development of a new hypermarket concept called Planet that has shown very encouraging signs with

14	PIMCO Equity Series

double digit sales increases, in our opinion. Carrefour is also looking at ways to monetize the value of some of its assets, such as real estate and its operations in Brazil; however, we believe the stock got penalized due to poor execution. Carrefour passed on higher costs to its French consumers while some of its local competitors backed off, leading to some market share loss for Carrefour and some profit downgrades. Management has also now postponed plans to list its property arm and to combine its Brazilian operation with the leading player in this market. The main shareholder, Blue Capital, with a 14% stake, is estimated to have lost over 50% on its investment and is expected to put pressure on the company to realize some value from its ownership.

The share price of Nintendo, a manufacturer of home-use video game hardware and software, has been under pressure for some time due to struggling sales and weaker than expected profits due in large part to issues associated with its 3DS gaming device. First, there was a delay in the issuance of the new device and it was not available for sale in time for the 2010 Christmas season. Second, we believe there is a lack of big software titles for the device, in which the device lacks content and some consumers are now opting to wait for the upcoming release of Sony’s new PlayStation Vita handheld device. Third, we believe Microsoft is enjoying some success with its Kinect game controller and its Xbox 360 game console, which is cutting into sales of Nintendo’s Wii U. Finally, we believe the company’s fortunes are being hampered by the somewhat strong Japanese yen, which is negatively affecting operating profits. In our opinion, Nintendo is a very cheap stock these days, which appears to be priced as if the company’s 3DS and Wii U products will be failures—something we do not believe will prove to be the case.

Why Equities

After this much of an advance in equity markets over the reporting period, many investors are asking themselves if equities are still the asset class offering the most long-term promise. Our answer is a resounding yes, but with the guidance that an investor has to be able to tolerate fickle markets and price swings in a market environment in which uncertainty abounds and will likely persist. We wouldn’t be surprised if investors questioned our wisdom on recommending equities as the asset class best poised to produce long term returns, so let’s expound on this concept.

First, for an investor deploying long-term capital into equities, the initial conditions are favorable. What are those initial conditions? Above all else in this case, we would point to the valuation of equity markets. Over any period, the starting point of valuation is the most critical factor in determining equity returns over the next ten years and today’s valuation levels on major markets are undemanding. For example, the trailing twelve-month price to earnings (“P/E”) ratio for the MSCI World Index is around 14x. For context, this ratio has ranged anywhere from 10 to 36 and today’s valuation level is a little bit below average. Historically, when valuation levels have been at this level, it has led to returns in the mid to high single digits. While there is no guarantee the past will repeat itself, we remain optimistic.

Second, more and more companies are seeing their organic investments as well as prior acquisitions in emerging markets come to fruition and make a meaningful contribution to the bottom line. In the Fund’s portfolio, we estimate that well over one third of the earnings come from higher growth emerging markets and in many cases we have the advantage of consolidating those earnings in more established developed market firms with lower valuations. And while this is a secular theme that we’re leveraging within the Fund, we believe it applies to the broader market as well. In the U.S. and Europe, many companies are harvesting cash flows from emerging market economies where incomes are growing rapidly, sovereign balance sheets are unencumbered and Gross Domestic Product (“GDP”) growth is persistently higher than in developed markets.

Third, companies have kept costs and capital expenditures (“CAPEX”) under tight control and are generally showing no sign of relaxing their strict criteria. Free cash flow yield compared to equity and GDP are reaching new highs. With many companies in the process of quickly deleveraging their balance sheets, we believe this will translate favorably for returns to shareholders in the form of dividends and potential share buy-backs. Over the long run, dividends have contributed two thirds of real returns. This should not go unnoticed by an aging population looking increasingly for cash returns and the stability that dividend returns have produced.

Finally, we believe that low to negative real interest rates in developed markets and the competition for returns will likely naturally drive capital into assets that have the potential for higher returns. Equities can possibly shine here compared to other asset classes for a number of reasons. The ability of equities to return capital to shareholders and to grow earnings are all indicative that investors can expect to be rewarded for tolerating the volatility inherent in the asset class, in our opinion. Further, it’s instructive to look at the level of real interest rates in the U.S., which are negative, and then to consider that we’ve never had a bear market start with negative real interest rates.

Annual Report	June 30, 2011	15

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund™ (Cont.)

Nonetheless, risks exist and we’re as cognizant of them as ever. In particular, we would cite the recent economic news coming out of the U.S. as an indicator that we’ve seen a slowdown in economic growth and the sovereign debt crisis in Europe seems to be escalating. Concern among investors of a hard landing in China is also growing. The choppy waters we’re seeing don’t come as a surprise given our global macro views; in fact, we believe these views give us an edge in being able to navigate these risks. Also, our long practiced style of investing has proved to capture far less downside risk than the market offers. As a consequence of this, we’re using stock price pullbacks as opportunities to put cash to work in the form of new ideas that we believe are unaffected by the prevailing risks and that have the potential to provide outstanding returns. In our last letter to you at the end of December 2010, the Fund’s investments in cash and short-term securities were 32%. As of the end of the reporting on June 30, 2011, the Fund’s investments in cash and short-term securities were 11%.

Conclusion

We look forward to the next twelve months as an opportunity to continue identifying investments with long-term potential and at less volatility than the overall market, in our opinion. We believe a number of compelling opportunities are set to be offered by the market, in our view, and they are quite broad ranging. From merger arbitrage to companies found in far flung corners of the globe, our ability to consistently apply our value investing philosophy around the world gives us confidence that we’ll be able to continue having a portfolio that provides upside with the critical elements of capital preservation.

Again, thank you for your investment in the Fund.

Sincerely,

Anne Gudefin, CFA Co-Portfolio Manager	Charles Lahr, CFA Co-Portfolio Manager

Top Holdings1

SPDR Gold Trust	3.8%
Imperial Tobacco Group PLC	3.0%
Danone	2.8%
British American Tobacco PLC	2.7%
Microsoft Corp.	2.2%
Morgan Stanley BV, Carrefour S.A.—Exp. 03/23/2012	2.0%
AIA Group Ltd.	2.0%
Koninklijke KPN NV	1.9%
BP PLC	1.9%
Carlsberg A/S	1.9%

Geographic Breakdown1

United States	27.5%
United Kingdom	13.8%
France	12.4%
Netherlands	6.6%
Switzerland	5.8%
Bermuda	5.5%
Hong Kong	3.6%
Germany	3.5%
Denmark	2.7%
Norway	1.8%
Other	6.6%

Sector Breakdown1

Financials	26.3%
Consumer Staples	24.9%
Energy	8.7%
Industrials	6.6%
Information Technology	6.2%
Consumer Discretionary	3.7%
Health Care	3.6%
Other	9.8%

[1]

% of Total Investments as of 06/30/2011. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

16	PIMCO Equity Series

PIMCO EqS Pathfinder Fund™

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns for the period ended June 30, 2011

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations. The minimum initial investment amount for Institutional Class or Class P Shares is $1,000,000. The minimum initial investment for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

Average Annual Total Return for the period ended June 30, 2011
	1 Year	Fund Inception (04/14/2010)
PIMCO EqS Pathfinder Fund™ Institutional Class	16.68%	6.31%
PIMCO EqS Pathfinder Fund™ Class P	16.55%	6.22%
PIMCO EqS Pathfinder Fund™ Class D	16.39%	5.90%
PIMCO EqS Pathfinder Fund™ Class A	16.30%	5.93%
PIMCO EqS Pathfinder Fund™ Class A (adjusted)	9.90%	1.10%
PIMCO EqS Pathfinder Fund™ Class C	15.50%	5.23%
PIMCO EqS Pathfinder Fund™ Class C (adjusted)	14.50%	4.42%
PIMCO EqS Pathfinder Fund™ Class R	16.02%	5.63%
MSCI World Index*	30.51%	8.47%

All Fund returns are net of fees and expenses.

* The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Class D, Class A, Class C and Class R prospectus dated 10/29/10, as supplemented to date, is 1.16% for the Institutional Class shares, 1.26% for the Class P shares, 1.51% for the Class D shares, 1.51% for the Class A shares, 2.26% for the Class C shares and 1.76% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at http://www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

During the reporting period, the Fund’s Institutional class shares returned 16.68% after fees, and the Fund’s benchmark index, the MSCI World Index, returned 30.51%. The Fund’s performance, although positive, underperformed its benchmark index by 13.83% after fees.

»	Stock selection in the consumer staples, financials, and energy sectors were notable contributors to returns as stock selections within these sectors appreciated during the reporting period.

»	Holdings in Seadrill Ltd, British American Tobacco PLC, and Lorillard were notable contributors to returns as prices on these securities appreciated during the reporting period.

»	Holdings in Nintendo, CBOE Holdings, and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

Given the sharp recovery and appreciation in the equity markets over the reporting period, the Fund’s market risk hedging strategies slightly detracted from performance as these hedging strategies declined in value.

»

At the end of the reporting period, the Fund held approximately 81% in equities we believe are undervalued, approximately 4% (on the long side only) in merger arbitrage investments, approximately 11% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

Annual Report	June 30, 2011	17

Expense Examples

	Actual Performance				Hypothetical Performance
	Beginning Account Value (01/01/11)		Ending Account Value (06/30/11)	Expenses Paid During Period †	Beginning Account Value (01/01/11)	Ending Account Value (06/30/11)	Expenses Paid During Period †	Net Annualized Expense Ratio ††
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	**	$989.00	$1.03	$1,000.00	$1,022.41	$2.41	0.48%
Class P	1,000.00	**	990.00	1.25	1,000.00	1,021.92	2.91	0.58
Administrative Class	1,000.00	***	987.03	1.43	1,000.00	1,021.17	3.66	0.73
Class D	1,000.00	**	989.00	1.79	1,000.00	1,020.68	4.16	0.83
Class A	1,000.00	**	988.00	1.79	1,000.00	1,020.68	4.16	0.83
Class C	1,000.00	**	988.00	3.40	1,000.00	1,016.96	7.90	1.58
Class R	1,000.00	**	988.00	2.32	1,000.00	1,019.44	5.41	1.08
PIMCO EqS Emerging Markets Fund
Institutional Class	$1,000.00	*	$1,019.00	$3.46	$1,000.00	$1,018.60	$6.26	1.25%
Class P	1,000.00	*	1,019.00	3.73	1,000.00	1,018.10	6.76	1.35
Administrative Class	1,000.00	***	968.60	2.91	1,000.00	1,017.36	7.50	1.50
Class D	1,000.00	*	1,018.00	4.42	1,000.00	1,016.86	8.00	1.60
Class A	1,000.00	*	1,018.00	4.42	1,000.00	1,016.86	8.00	1.60
Class C	1,000.00	*	1,017.00	6.49	1,000.00	1,013.14	11.73	2.35
Class R	1,000.00	*	1,018.00	5.11	1,000.00	1,015.62	9.25	1.85
PIMCO EqS Pathfinder FundTM
Institutional Class	$1,000.00		$1,048.23	$4.72	$1,000.00	$1,020.18	$4.66	0.93%
Class P	1,000.00		1,048.28	5.23	1,000.00	1,019.69	5.16	1.03
Class D	1,000.00		1,046.35	6.49	1,000.00	1,018.45	6.41	1.28
Class A	1,000.00		1,046.21	6.49	1,000.00	1,018.45	6.41	1.28
Class C	1,000.00		1,042.49	10.28	1,000.00	1,014.73	10.14	2.03
Class R	1,000.00		1,045.41	7.76	1,000.00	1,017.21	7.65	1.53

† Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), 100/365 for the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the PIMCO EqS Emerging Markets Fund (to reflect the period since inception date of 03/22/11), 79/365 for the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the PIMCO Emerging Multi-Asset Fund (to reflect the period since inception date of 04/12/11), and 72/365 for the Administrative Class shares of the PIMCO EqS Emerging Markets Fund and PIMCO Emerging Multi-Asset Fund (to reflect the period since inception date of 04/19/11). The PIMCO Eqs Emerging Markets and PIMCO Emerging Multi-Asset Funds’ hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

†† The annualized expense ratio in the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares of PIMCO Emerging Multi-Asset Fund reflects net annualized expenses after an application of an expense waiver of 0.87%. The annualized expense ratio in the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, and Class R shares of PIMCO EqS Emerging Markets Fund reflects net annualized expenses after an application of an expense waiver of 0.20%. The annualized expense ratio in the Institutional Class, Class P, Class D, Class A, Class C, and Class R shares of PIMCO EqS Pathfinder FundTM reflects net annualized expenses after an application of an expense waiver of 0.16%.

* The Beginning Account Value is reflective as of 03/22/11 for Actual Performance.

** The Beginning Account Value is reflective as of 04/12/11 for Actual Performance.

*** The Beginning Account Value is reflective as of 04/19/11 for Actual Performance.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Examples.

18	PIMCO Equity Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	June 30, 2011	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Emerging Multi-Asset Fund
Institutional Class
04/12/2011 - 06/30/2011	$10.00	$0.02		$(0.13)	$(0.11)	$0.00	$0.00
Class P
04/12/2011 - 06/30/2011	10.00	0.02		(0.12)	(0.10)	0.00	0.00
Administrative Class
04/19/2011 - 06/30/2011	10.02	0.02		(0.15)	(0.13)	0.00	0.00
Class D
04/12/2011 - 06/30/2011	10.00	0.02		(0.13)	(0.11)	0.00	0.00
Class A
04/12/2011 - 06/30/2011	10.00	0.02		(0.14)	(0.12)	0.00	0.00
Class C
04/12/2011 - 06/30/2011	10.00	0.00	^	(0.12)	(0.12)	0.00	0.00
Class R
04/12/2011 - 06/30/2011	10.00	0.01		(0.13)	(0.12)	0.00	0.00

PIMCO EqS Emerging Markets Fund
Institutional Class
03/22/2011 - 06/30/2011	$10.00	$0.05		$0.14	$0.19	$0.00	$0.00
Class P
03/22/2011 - 06/30/2011	10.00	0.04		0.15	0.19	0.00	0.00
Administrative Class
04/19/2011 - 06/30/2011	10.51	0.04		(0.37)	(0.33)	0.00	0.00
Class D
03/22/2011 - 06/30/2011	10.00	0.06		0.12	0.18	0.00	0.00
Class A
03/22/2011 - 06/30/2011	10.00	0.05		0.13	0.18	0.00	0.00
Class C
03/22/2011 - 06/30/2011	10.00	0.03		0.14	0.17	0.00	0.00
Class R
03/22/2011 - 06/30/2011	10.00	0.06		0.12	0.18	0.00	0.00

PIMCO EqS Pathfinder Fund™
Institutional Class
06/30/2011	$9.23	$0.19		$1.34	$1.53	$(0.09)	$(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00
Class P
06/30/2011	9.23	0.18		1.34	1.52	(0.09)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00
Class D
06/30/2011	9.21	0.16		1.34	1.50	(0.08)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.06		(0.85)	(0.79)	0.00	0.00
Class A
06/30/2011	9.22	0.17		1.33	1.50	(0.06)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.85)	(0.78)	0.00	0.00
Class C
06/30/2011	9.21	0.11		1.31	1.42	(0.06)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.05		(0.84)	(0.79)	0.00	0.00
Class R
06/30/2011	9.21	0.12		1.35	1.47	(0.07)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.06		(0.85)	(0.79)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the period.

20	PIMCO Equity Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$9.89	(1.10)%	$9,755	0.53	%*	6.96	%*	0.53	%*	6.96	%*	1.13	%*	0	%**

0.00	9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0	**

0.00	9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0	**

0.00	9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0	**

0.00	9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0	**

0.00	9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0	**

0.00	9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0	**

$0.00	$10.19	1.90%	$353,099	1.25	%*	1.62	%*	1.25	%*	1.62	%*	1.77	%*	41	%**

0.00	10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41	**

0.00	10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41	**

0.00	10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98	*	41	**

0.00	10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89	*	41	**

0.00	10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98	*	41	**

0.00	10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97	*	41	**

$(0.11)	$10.65	16.68%	$1,338,509	0.92%		1.10%		0.89%		1.07%		1.87%		35	%**
0.00	9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

(0.11)	10.64	16.55	45,785	1.02		1.20		0.99		1.17		1.72		35	**
0.00	9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

(0.10)	10.61	16.39	24,352	1.27		1.45		1.24		1.42		1.55		35	**
0.00	9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

(0.08)	10.64	16.30	89,571	1.27		1.45		1.24		1.42		1.64		35	**
0.00	9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

(0.08)	10.55	15.50	50,672	2.02		2.20		1.99		2.17		1.04		35	**
0.00	9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

(0.09)	10.59	16.02	102	1.52		1.70		1.49		1.67		1.21		35	**
0.00	9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

Annual Report	June 30, 2011	21

Statements of Assets and Liabilities

June 30, 2011

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Emerging Markets Fund

Assets:
Investments, at value	$2,665	$288,530
Investments in Affiliates, at value	11,658	65,549
Repurchase agreements, at value	194	674
Cash	1	380
Deposits with counterparty	0	106
Foreign currency, at value	0	1,608
Receivable for investments sold	0	831
Receivable for Fund shares sold	572	393
Interest and dividends receivable	0	1,300
Dividends receivable from Affiliates	18	16
Variation margin receivable	0	193
Unrealized appreciation on foreign currency contracts	0	3,823
Unrealized appreciation on swap agreements	0	2,727
	15,108	366,130

Liabilities:
Payable for investments purchased	$0	$6,160
Payable for investments in Affiliates purchased	18	16
Written options outstanding	38	125
Deposits from counterparty	0	1,070
Accrued related party fees	8	366
Variation margin payable	0	52
Swap premiums received	0	25
Unrealized depreciation on foreign currency contracts	0	3,025
Unrealized depreciation on swap agreements	0	15
Other liabilities	0	149
	64	11,003

Net Assets	$15,044	$355,127

Net Assets Consist of:
Paid in capital	$15,217	$367,946
Undistributed (overdistributed) net investment income	23	(2,267)
Accumulated undistributed net realized (loss)	0	(138)
Net unrealized (depreciation)	(196)	(10,414)
	$15,044	$355,127

Net Assets:
Institutional Class	$9,755	$353,099
Class P	74	37
Administrative Class	10	10
Class D	2,745	1,080
Class A	1,801	764
Class C	649	98
Class R	10	39

Shares Issued and Outstanding:
Institutional Class	986	34,656
Class P	7	4
Administrative Class	1	1
Class D	278	106
Class A	182	75
Class C	66	10
Class R	1	4

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.89	$10.19
Class P	9.90	10.19
Administrative Class	9.89	10.18
Class D	9.89	10.18
Class A	9.88	10.18
Class C	9.88	10.17
Class R	9.88	10.18

Cost of Investments	$2,754	$302,639
Cost of Investments in Affiliates	$11,773	$65,555
Cost of Repurchase Agreements	$194	$674
Cost of Foreign Currency Held	$0	$1,605
Premiums Received on Written Options	$46	$132

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

22	PIMCO Equity Series	See Accompanying Notes

Consolidated Statement of Assets and Liabilities

June 30, 2011

(Amounts in thousands, except per share amounts)	PIMCO EqS Pathfinder FundTM

Assets:
Investments, at value	$1,400,311
Investments in Affiliates, at value	139,763
Repurchase agreements, at value	1,025
Cash	270
Deposits with counterparty	21,879
Foreign currency, at value	3,024
Receivable for Fund shares sold	2,332
Interest and dividends receivable	2,288
Dividends receivable from Affiliates	40
Unrealized appreciation on foreign currency contracts	7,873
Unrealized appreciation on swap agreements	4
1,578,809

Liabilities:
Payable for investments purchased	$618
Payable for investments in Affiliates purchased	40
Payable for Fund shares redeemed	212
Payable for securities sold short	14,986
Written options outstanding	443
Deposits from counterparty	4,180
Accrued related party fees	1,220
Unrealized depreciation on foreign currency contracts	8,061
Other liabilities	58
29,818

Net Assets	$1,548,991

Net Assets Consist of:
Paid in capital	$1,448,169
(Overdistributed) net investment income	(1,113)
Accumulated undistributed net realized gain	5,033
Net unrealized appreciation	96,902
$1,548,991

Net Assets:
Institutional Class	$1,338,509
Class P	45,785
Class D	24,352
Class A	89,571
Class C	50,672
Class R	102

Shares Issued and Outstanding:
Institutional Class	125,642
Class P	4,304
Class D	2,295
Class A	8,418
Class C	4,801
Class R	10

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.65
Class P	10.64
Class D	10.61
Class A	10.64
Class C	10.55
Class R	10.59

Cost of Investments	$1,302,875
Cost of Investments in Affiliates	$139,776
Cost of Repurchase Agreements	$1,025
Cost of Foreign Currency Held	$2,998
Proceeds Received on Short Sales	$14,333
Premiums Received on Written Options	$699

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

Annual Report	June 30, 2011	23

Statements of Operations

Year or Period Ended June 30, 2011
(Amounts in thousands)	PIMCO Emerging Multi-Asset Fund (1)	PIMCO EqS Emerging Markets Fund (2)

Investment Income:
Interest	$0	$2
Dividends, net of foreign taxes*	0	2,427
Dividends from Affiliate investments	38	47
Total Income	38	2,476

Expenses:
Investment advisory fees	20	812
Supervisory and administrative fees	12	366
Servicing fees - Class A	1	0
Trustees' fees	0	12
Organization expense	137	130
Interest expense	0	1
Total Expenses	170	1,321
Waiver and/or Reimbursement by PIMCO	(155)	(301)
Net Expenses	15	1,020

Net Investment Income	23	1,456

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	0	(76)
Net realized gain on Affiliate investments	0	7
Net realized (loss) on futures contracts, written options and swaps	0	(3,609)
Net realized (loss) on foreign currency transactions	0	(183)
Net change in unrealized (depreciation) on investments	(89)	(14,109)
Net change in unrealized (depreciation) on Affiliate investments	(115)	(6)
Net change in unrealized appreciation on futures contracts, written options and swaps	8	2,904
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	797
Net (Loss)	(196)	(14,275)

Net (Decrease) in Net Assets Resulting from Operations	$(173)	$(12,819)

* Foreign tax withholdings - Dividends	$0	$217

(1)	Period from April 12, 2011 to June 30, 2011.
(2)	Period from March 22, 2011 to June 30, 2011.

24	PIMCO Equity Series	See Accompanying Notes

Consolidated Statement of Operations

Year Ended June 30, 2011
(Amounts in thousands)	PIMCO EqS Pathfinder FundTM

Investment Income:
Interest	$27
Dividends, net of foreign taxes*	26,530
Dividends from Affiliate investments	578
Miscellaneous income	19
Total Income	27,154

Expenses:
Investment advisory fees	7,222
Supervisory and administrative fees	3,057
Distribution fees - Class C	192
Servicing fees - Class A	140
Servicing fees - Class C	64
Dividends on securities sold short	194
Trustees' fees	191
Organization expense	9
Interest expense	119
Miscellaneous expense	4
Total Expenses	11,192
Waiver and/or Reimbursement by PIMCO	(1,693)
Net Expenses	9,499

Net Investment Income	17,655

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	14,966
Net realized gain on Affiliate investments	54
Net realized gain on futures contracts, written options and swaps	416
Net realized (loss) on securities sold short	(509)
Net realized (loss) on foreign currency transactions	(42,294)
Net change in unrealized appreciation on investments	131,763
Net change in unrealized (depreciation) on Affiliate investments	(21)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,097)
Net change in unrealized (depreciation) on securities sold short	(1,501)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,529
Net Gain	104,306

Net Increase in Net Assets Resulting from Operations	$121,961

* Foreign tax withholdings - Dividends	$2,310

Annual Report	June 30, 2011	25

Statements of Changes in Net Assets

	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Emerging Markets Fund

(Amounts in thousands)	Period from April 12, 2011 to June 30, 2011	Period from March 22, 2011 to June 30, 2011

Increase in Net Assets from:

Operations:
Net investment income	$23	$1,456
Net realized (loss)	0	(3,868)
Net realized gain on Affiliate investments	0	7
Net change in unrealized (depreciation)	(81)	(10,408)
Net change in unrealized (depreciation) on Affiliate investments	(115)	(6)
Net (decrease) resulting from operations	(173)	(12,819)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	15,217	367,946

Total Increase in Net Assets	15,044	355,127

Net Assets:
Beginning of period	0	0
End of period*	$15,044	$355,127

*Including undistributed (overdistributed) net investment income of:	$23	$(2,267)

**	See note 12 in the Notes to Financial Statements.

26	PIMCO Equity Series	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO EqS Pathfinder FundTM

(Amounts in thousands)	Year Ended June 30, 2011	Period from April 14, 2010 to June 30, 2010

Increase in Net Assets from:

Operations:
Net investment income	$17,655	$2,834
Net realized gain (loss)	(27,421)	8,576
Net realized gain (loss) on Affiliate investments	54	(2)
Net change in unrealized appreciation (depreciation)	131,694	(34,779)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(21)	8
Net increase (decrease) resulting from operations	121,961	(23,363)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,818)	0
Class P	(198)	0
Class D	(156)	0
Class A	(359)	0
Class C	(126)	0
Class R	(1)	0
From net realized capital gains
Institutional Class	(1,484)	0
Class P	(45)	0
Class D	(37)	0
Class A	(105)	0
Class C	(36)	0

Total Distributions	(9,365)	0

Fund Share Transactions:
Net increase resulting from Fund share transactions**	863,349	596,409

Total Increase in Net Assets	975,945	573,046

Net Assets:
Beginning of year or period	573,046	0
End of year or period*	$1,548,991	$573,046

*Including undistributed (overdistributed) net investment income of:	$(1,113)	$11,095

**	See note 12 in the Notes to Financial Statements.

Annual Report	June 30, 2011	27

Schedule of Investments  PIMCO Emerging Multi-Asset Fund

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 17.1%

Vanguard MSCI Emerging Markets ETF	53,000	$2,577

Total Exchange-Traded Funds (Cost $2,649)		2,577

MUTUAL FUNDS (a)(b) 68.2%

PIMCO Emerging Local Bond Fund	177,214	1,953

PIMCO Emerging Markets Bond Fund	65,987	742

PIMCO Emerging Markets Corporate Bond Fund	116,931	1,330

PIMCO Emerging Markets Currency Fund	90,636	1,003

PIMCO EqS Emerging Markets Fund	513,103	5,229

Total Mutual Funds (Cost $10,372)		10,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.6%

REPURCHASE AGREEMENTS 1.3%

State Street Bank and Trust Co.
0.010% due 07/01/2011	$194	$194

(Dated 06/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 07/21/2011 valued at $200. Repurchase proceeds are $194.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 9.3%
	139,867	1,401

Total Short-Term Instruments (Cost $1,595)		1,595

PURCHASED OPTIONS (c) 0.6%
(Cost $105)		88

Total Investments 96.5% (Cost $14,721)		$14,517

Written Options (d) (0.3%) (Premiums $46)		(38)

Other Assets and Liabilities (Net) 3.8%		565

Net Assets 100.0%		$15,044

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Purchased options outstanding on June 30, 2011:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 40.000	12/17/2011	850	$105	$88

(d)	Written options outstanding on June 30, 2011:

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 35.000	12/17/2011	850	$46	$(38)

Transactions in written call and put options for the period ended June 30, 2011:

	# of Contracts	Premium
Balance at 04/12/2011	0	$0
Sales	850	46
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 06/30/2011	850	$46

(e)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Investments, at value
Exchange-Traded Funds	$2,577	$0	$0	$2,577
Mutual Funds	10,257	0	0	10,257

28	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$194	$0	$194
PIMCO Short-Term Floating NAV Portfolio	1,401	0	0	1,401
Purchased Options
Equity Contracts	88	0	0	88

	$14,323	$194	$0	$14,517
Financial Derivative Instruments (7) - Liabilities
Equity Contracts	$(38)	$0	$0	$(38)

Totals	$14,285	$194	$0	$14,479

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(f)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$88	$0	$0	$88

Liabilities:
Written options outstanding	$0	$0	$38	$0	$0	$38

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(17)	$0	$0	$(17)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	8	0	0	8

	$0	$0	$(9)	$0	$0	$(9)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	June 30, 2011	29

Schedule of Investments  PIMCO EqS Emerging Markets Fund

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 66.5%

AUSTRALIA 1.7%

ENERGY 0.7%

Santos Ltd.	176,852	$2,579

MATERIALS 1.0%

Alumina Ltd.	1,069,493	2,449

White Energy Co. Ltd. (a)	509,699	1,003

		3,452

Total Australia		6,031

BERMUDA 1.5%

ENERGY 1.5%

Seadrill Ltd.	153,131	5,384

Total Bermuda		5,384

BRAZIL 1.9%

ENERGY 1.9%

Petroleo Brasileiro S.A. SP - ADR	220,306	6,759

Total Brazil		6,759

CANADA 0.7%

ENERGY 0.7%

Uranium One, Inc.	916,544	2,528

Total Canada		2,528

CHINA 11.3%

CONSUMER DISCRETIONARY 2.0%

Boshiwa International Holding Ltd.	11,664,000	7,135

CONSUMER STAPLES 1.0%

Shenguan Holdings Group Ltd.	4,996,000	3,535

FINANCIALS 4.5%

Agricultural Bank of China Ltd. (a)	14,441,000	7,644

China Construction Bank Corp.	4,023,000	3,354

Country Garden Holdings Co.	11,313,000	4,969

		15,967

INDUSTRIALS 0.8%

Yuanda China Holdings Ltd. (a)	14,828,000	2,782

INFORMATION TECHNOLOGY 2.3%

Camelot Information Systems, Inc. - ADS (a)	201,331	3,010

Hollysys Automation Technologies Ltd. (a)	108,590	1,012

Lenovo Group Ltd.	3,242,000	1,864

Perfect World Co. Ltd. - SP - ADR (a)	111,622	2,094

		7,980

MATERIALS 0.7%

China Shanshui Cement Group Ltd.	2,204,000	2,528

Total China		39,927

	SHARES	MARKET VALUE (000S)
COLOMBIA 1.1%

ENERGY 1.1%

Ecopetrol S.A. - SP - ADR	87,906	$3,869

Total Colombia		3,869

CYPRUS 0.8%

INDUSTRIALS 0.8%

Globaltrans Investment PLC - SP - GDR	152,991	2,841

Total Cyprus		2,841

CZECH REPUBLIC 1.6%

UTILITIES 1.6%

CEZ A/S (a)	110,533	5,690

Total Czech Republic		5,690

GERMANY 0.7%

MATERIALS 0.7%

HeidelbergCement AG	40,461	2,588

Total Germany		2,588

HONG KONG 6.7%

FINANCIALS 3.8%

AIA Group Ltd. (a)	2,148,200	7,492

China Overseas Grand Oceans Group Ltd.	2,658,000	3,470

Glorious Property Holdings Ltd. (a)	7,516,000	2,356

		13,318

INDUSTRIALS 1.7%

Shanghai Industrial Holdings Ltd.	1,621,000	5,992

INFORMATION TECHNOLOGY 1.0%

China High Precision Automation Group Ltd.	4,562,000	3,579

MATERIALS 0.2%

China Metal Recycling Holdings Ltd.	582,600	712

Total Hong Kong		23,601

INDONESIA 2.7%

CONSUMER STAPLES 1.3%

Gudang Garam Tbk PT	829,500	4,828

FINANCIALS 1.4%

Bank Mandiri Tbk PT	5,799,500	4,885

Total Indonesia		9,713

ITALY 0.7%

CONSUMER DISCRETIONARY 0.7%

Prada SpA (a)	430,200	2,595

Total Italy		2,595

KAZAKHSTAN 1.4%

ENERGY 1.4%

KazMunaiGas Exploration Production - GDR	257,186	5,131

Total Kazakhstan		5,131

	SHARES	MARKET VALUE (000S)
MALAYSIA 0.9%

MATERIALS 0.9%

Petronas Chemicals Group Bhd. (a)	1,350,700	$3,177

Total Malaysia		3,177

MEXICO 0.8%

CONSUMER DISCRETIONARY 0.8%

Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	1,316,600	2,890

Total Mexico		2,890

PERU 1.2%

FINANCIALS 1.2%

Credicorp Ltd.	49,951	4,301

Total Peru		4,301

PHILIPPINES 1.2%

UTILITIES 1.2%

First Gen Corp. (a)	13,080,300	4,291

Total Philippines		4,291

POLAND 1.8%

FINANCIALS 1.8%

Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	414,545	6,344

Total Poland		6,344

RUSSIA 6.5%

CONSUMER DISCRETIONARY 0.7%

PIK Group (a)	600,762	2,294

ENERGY 1.6%

Gazprom OAO - SP - ADR (a)	392,024	5,723

INDUSTRIALS 0.8%

Global Ports Investment Ltd. (a)	170,000	2,966

MATERIALS 3.4%

Magnitogorsk Iron & Steel Works - SP - GDR	332,729	3,793

Mechel - SP - ADR	445,634	3,846

Uralkali - SP - GDR (a)	99,244	4,463

		12,102

Total Russia		23,085

SINGAPORE 1.1%

ENERGY 1.1%

Straits Asia Resources Ltd.	1,659,000	4,055

Total Singapore		4,055

SOUTH KOREA 7.6%

CONSUMER DISCRETIONARY 2.8%

GS Home Shopping, Inc.	27,681	3,537

LG Electronics, Inc.	79,704	6,215

		9,752

30	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.8%

LG Corp.	37,689	$2,846

Samsung Techwin Co. Ltd.	40,141	3,506

		6,352

INFORMATION TECHNOLOGY 3.0%

Jusung Engineering Co. Ltd. (a)	151,758	2,124

LG Display Co. Ltd.	191,200	5,337

NHN Corp. (a)	18,767	3,327

		10,788

Total South Korea		26,892

SWITZERLAND 0.8%

MATERIALS 0.8%

Holcim Ltd. (a)	37,977	2,872

Total Switzerland		2,872

TAIWAN 3.9%

FINANCIALS 0.5%

Huaku Development Co. Ltd.	629,293	1,871

INFORMATION TECHNOLOGY 3.4%

Chicony Electronics Co. Ltd.	841,000	1,631

Hon Hai Precision Industry Co. Ltd.	2,469,000	8,500

Pegatron Corp. (a)	1,626,000	1,690

		11,821

Total Taiwan		13,692

THAILAND 1.8%

ENERGY 1.0%

PTT PCL	317,600	3,475

FINANCIALS 0.8%

Tisco Financial Group PCL	2,252,100	2,761

Total Thailand		6,236

TURKEY 0.9%

TELECOMMUNICATION SERVICES 0.9%

Turk Telekomunikasyon A/S	600,313	3,173

Total Turkey		3,173

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 5.2%

CONSUMER STAPLES 1.6%

British American Tobacco PLC	130,741	$5,733

ENERGY 0.9%

Afren PLC (a)	1,325,868	3,359

FINANCIALS 1.7%

HSBC Holdings PLC	604,800	6,015

MATERIALS 1.0%

Petropavlovsk PLC	294,132	3,446

Total United Kingdom		18,553

Total Common Stocks (Cost $246,405)		236,218

	UNITS
EQUITY-LINKED SECURITIES 4.7%

INDIA 4.7%

FINANCIALS 2.4%

JP Morgan Chase & Co.
Yes Bank Ltd. - Exp. 09/21/2015	32,304	226

Merrill Lynch Intl & Co.
Bank of Baroda - Exp. 01/07/2016	182,154	3,558
Yes Bank Ltd. - Exp. 09/14/2015	665,378	4,645

		8,429

INDUSTRIALS 0.8%
Bharat Electronics Ltd. - Exp. 03/22/2016	78,400	2,820

INFORMATION TECHNOLOGY 1.5%
Infosys Technologies Ltd. - Exp. 11/04/2015	82,095	5,345

Total Equity-Linked Securities (Cost $17,808)		16,594

	SHARES
EXCHANGE-TRADED FUNDS 2.5%

UNITED STATES 2.5%

ETFS Palladium Trust	118,785	8,968

Total Exchange-Traded Funds (Cost $8,992)		8,968

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 2.5%

HONG KONG 2.5%

BOCI-Prudential - W.I.S.E. Fund	1,908,600	$8,952

Total Mutual Funds (Cost $9,379)		8,952

PREFERRED STOCKS 4.5%

SOUTH KOREA 4.5%

INFORMATION TECHNOLOGY 4.5%
Samsung Electronics Co. Ltd.	29,933	15,746

Total Preferred Stocks (Cost $17,131)		15,746

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.1%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
010% due 07/01/2011	$674	674

(Dated 06/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 07/21/2011 valued at $690. Repurchase proceeds are $674.)

U.S. TREASURY BILLS 0.4%
0.031% due 09/15/2011 - 09/29/2011 (b)(d)(f)	1,577	1,577

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 18.5%
	6,542,493	65,549

Total Short-Term Instruments (Cost $67,806)		67,800

PURCHASED OPTIONS (h) 0.1%
(Cost $1,347)		$475

Total Investments 99.9% (Cost $368,868)		$354,753

Written Options (i) (0.0%) (Premiums $132)		(125)

Other Assets and Liabilities (Net) 0.1%		499

Net Assets 100.0%		$355,127

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $630 have been pledged as collateral as of June 30, 2011 for swap and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Cash of $100 has been pledged as collateral for securities sold short as of June 30, 2011.
(f)	Securities with an aggregate market value of $947 and cash of $6 have been pledged as collateral for the following open futures contracts on June 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
Hang Seng China Enterprises Index July Futures	Long	07/2011	128	$59
S&P CNX Nifty Index July Futures	Long	07/2011	617	126

				$185

See Accompanying Notes	Annual Report	June 30, 2011	31

Schedule of Investments  PIMCO EqS Emerging Markets Fund  (Cont.)

(g)	Swap agreements outstanding on June 30, 2011:

Credit Default Swaps on Credit Indices—Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BNP	(1.000%	)	12/20/2017	$	3,100	$(28)	$(25)	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps on Securities

Pay/Receive Total Return on Reference Index (2)	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Banco do Brazil S.A.	138,700	0.713%	$2,407	03/30/2012	CITI	$100
Receive	Banco do Estado do Rio Grande do Sul S.A.	92,500	0.713%	1,042	03/30/2012	CITI	25
Receive	Brasil Foods S.A.	79,000	0.713%	1,219	03/30/2012	CITI	137
Receive	Brasil Insurance Participacoes e Administracao S.A.	900	0.713%	1,002	03/30/2012	CITI	125
Receive	Diagnosticos da America S.A.	91,800	0.713%	1,217	03/30/2012	CITI	18
Receive	PDG Realty S.A. Empreendimentos e Participacoes	223,200	0.000%	1,283	03/30/2012	CITI	(1)
Receive	Bashneft OAO	570	0.813%	31	03/22/2012	CSFB	2
Receive	Sberbank of Russia	836,888	0.795%	2,911	03/22/2012	CSFB	117
Receive	Banco do Brazil S.A.	173,000	0.697%	3,003	4/19/2012	CSFB	125
Receive	Banco do Estado do Rio Grande do Sul S.A.	55,500	0.697%	625	4/19/2012	CSFB	15
Receive	Brasil Foods S.A.	42,600	0.697%	657	4/19/2012	CSFB	74
Receive	Brasil Insurance Participacoes e Administracao S.A.	100	0.697%	111	4/19/2012	CSFB	14
Receive	Diagnosticos da America S.A.	50,500	0.697%	670	4/19/2012	CSFB	10
Receive	PDG Realty S.A. Empreendimentos e Participacoes	124,800	0.697%	717	4/19/2012	CSFB	(9)
Receive	Brasil Insurance Participacoes e Administracao S.A.	100	0.691%	111	5/28/2012	CSFB	14
Receive	TNK-BP Holding	144,891	0.791%	449	5/24/2012	GSC	6
Receive	Brasil Insurance Participacoes e Administracao S.A.	100	0.710%	111	6/15/2012	GSC	14
Receive	Barloworld Ltd.	113,217	0.611%	1,079	4/19/2012	JPM	74
Receive	MTN Group Ltd.	30,490	0.595%	611	4/19/2012	JPM	38
Receive	Sasol Ltd.	12,294	0.595%	635	4/19/2012	JPM	13
Receive	Woolworths Holdings Ltd.	70,797	0.595%	304	4/19/2012	JPM	7
Receive	Banco do Brazil S.A.	3,100	0.713%	54	3/22/2012	MLP	2
Receive	Banco do Estado do Rio Grande do Sul S.A.	2,200	0.697%	25	3/22/2012	MLP	1
Receive	Diagnosticos da America S.A.	2,100	0.697%	28	3/22/2012	MLP	0
Receive	PDG Realty S.A. Empreendimentos e Participacoes	5,100	0.713%	29	3/22/2012	MLP	0
Receive	Barloworld Ltd.	205,365	0.795%	1,948	3/22/2012	MSC	145
Receive	Barloworld Ltd.	2,358	0.813%	22	3/22/2012	MSC	2
Receive	MTN Group Ltd.	320,250	0.795%	6,416	3/22/2012	MSC	399
Receive	Sasol Ltd.	110,617	0.795%	5,709	3/22/2012	MSC	115
Receive	Woolworths Holdings Ltd.	655,842	0.795%	2,816	3/22/2012	MSC	70
Receive	Banco do Brazil S.A.	146,100	0.713%	2,536	4/09/2012	MSC	105
Receive	Banco do Estado do Rio Grande do Sul S.A.	104,900	0.697%	1,182	4/09/2012	MSC	29
Receive	Brasil Foods S.A.	84,500	0.697%	1,303	4/09/2012	MSC	147
Receive	Brasil Insurance Participacoes e Administracao S.A.	1,000	0.697%	1,113	4/09/2012	MSC	138
Receive	Diagnosticos da America S.A.	89,300	0.697%	1,184	4/09/2012	MSC	17
Receive	PDG Realty S.A. Empreendimentos e Participacoes	221,500	0.697%	1,273	4/09/2012	MSC	(2)
Receive	Bashneft OAO	60,611	0.595%	3,288	4/06/2012	UBS	267
Receive	Sberbank of Russia	1,587,121	0.595%	5,520	4/06/2012	UBS	206
Receive	TNK-BP Holding	851,622	0.595%	2,640	4/16/2012	UBS	137
Receive	Sberbank of Russia	122,808	0.795%	427	5/17/2012	UBS	14
Receive	TNK-BP Holding	23,565	0.197%	73	5/17/2012	UBS	4
Receive	Bashneft OAO	1,704	0.079%	93	6/04/2012	UBS	1

							$2,715

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(2)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

32	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

(h)	Purchased options outstanding on June 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index December Futures	$	950.000	12/17/2011	188	$273	$99

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	MSC	$	0.700	4/18/2012	AUD	102,790	$516	$260

Options on Securities
Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$	34.000	09/17/2011	13,676	$558	$116

(i)	Written options outstanding on June 30, 2011:

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Turk Telekomunikasyon AS	MSC	TRY	9.093	09/29/2011	TRY	53,544	$132	$(125)

Transactions in written call and put options for the period ended June 30, 2011:

	Notional Amount in TRY		Premium
Balance at 03/22/2011	TRY	0	$0
Sales		53,544	132
Closing Buys		0	0
Expirations		0	0
Exercised		0	0

Balance at 06/30/2011	TRY	53,544	$132

(j)	Foreign currency contracts outstanding on June 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,996	07/2011	DUB	$0	$(163)	$(163)
Buy	BRL	7,730	07/2011	BCLY	100	0	100
Buy		24,911	07/2011	HSBC	425	0	425
Sell		38,747	07/2011	HSBC	0	(1,005)	(1,005)
Buy		17,766	07/2011	UBS	426	0	426
Sell		11,660	07/2011	UBS	0	(291)	(291)
Sell		2,900	08/2011	BCLY	0	(32)	(32)
Buy		2,900	08/2011	UBS	88	0	88
Buy		2,900	09/2011	BCLY	32	0	32
Buy		39,087	09/2011	HSBC	976	0	976
Sell		2,566	09/2011	HSBC	0	(42)	(42)
Sell	CAD	409	09/2011	DUB	0	(8)	(8)
Sell		410	09/2011	RBC	0	(9)	(9)
Sell	CHF	77	08/2011	BCLY	0	(4)	(4)
Sell		2,548	08/2011	CITI	0	(76)	(76)
Sell	EUR	185	07/2011	BCLY	1	(2)	(1)
Sell		2,434	07/2011	BNP	0	(7)	(7)
Sell		7,646	07/2011	CITI	0	(265)	(265)
Sell		116	07/2011	JPM	3	0	3
Sell		1,267	07/2011	UBS	0	(25)	(25)
Buy	GBP	406	07/2011	UBS	0	(7)	(7)
Sell		6,063	09/2011	UBS	233	0	233
Buy	IDR	8,828,082	07/2011	SSB	5	0	5
Buy		28,931,214	01/2012	CITI	91	0	91
Sell		9,114,810	01/2012	CITI	0	(15)	(15)
Buy	INR	341,775	08/2011	BOA	31	0	31
Buy		76,482	08/2011	CITI	20	0	20
Buy		210,011	08/2011	GSC	102	0	102
Buy		44,018	08/2011	JPM	9	0	9
Buy		117,479	08/2011	UBS	15	0	15

See Accompanying Notes	Annual Report	June 30, 2011	33

Schedule of Investments  PIMCO EqS Emerging Markets Fund  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	10,354,860	08/2011	BOA	$203	$0	$203
Buy		6,461,287	08/2011	CITI	122	0	122
Sell		3,416,820	08/2011	CITI	0	(58)	(58)
Buy		2,514,185	08/2011	GSC	29	0	29
Buy		252,815	08/2011	JPM	3	0	3
Sell		2,428,444	08/2011	JPM	0	(40)	(40)
Buy		4,193,118	11/2011	UBS	40	0	40
Buy	MXN	28,715	07/2011	BCLY	0	(18)	(18)
Buy		15,234	07/2011	CITI	3	0	3
Sell		246,386	07/2011	CITI	116	0	116
Buy		95,438	07/2011	HSBC	212	0	212
Sell		27,773	07/2011	RBC	8	0	8
Buy		134,772	07/2011	UBS	109	0	109
Buy		15,334	11/2011	BNP	10	0	10
Buy		246,386	11/2011	CITI	0	(96)	(96)
Sell		20,375	11/2011	CITI	0	(33)	(33)
Buy		8,744	11/2011	HSBC	0	(3)	(3)
Buy	MYR	21,678	08/2011	CITI	28	(11)	17
Sell	NOK	689	08/2011	BCLY	0	(3)	(3)
Sell		1,402	08/2011	CITI	0	(10)	(10)
Sell		17,909	08/2011	DUB	83	0	83
Sell		9,114	08/2011	RBC	0	0	0
Buy	RUB	13,279	07/2011	BCLY	0	(1)	(1)
Sell		13,279	07/2011	BCLY	8	0	8
Buy		1,225,262	07/2011	CITI	125	(44)	81
Sell		1,225,262	07/2011	CITI	48	(232)	(184)
Buy		39,086	07/2011	UBS	0	(3)	(3)
Sell		39,086	07/2011	UBS	0	(13)	(13)
Sell		577,777	09/2011	CITI	0	(148)	(148)
Buy	TWD	754,272	01/2012	CITI	2	(178)	(176)
Sell		49,720	01/2012	CITI	21	0	21
Buy		61,367	01/2012	JPM	0	(29)	(29)
Sell	ZAR	11,290	07/2011	BNP	9	0	9
Buy		40,991	07/2011	CITI	0	(34)	(34)
Sell		48,091	07/2011	DUB	0	(89)	(89)
Buy		18,391	07/2011	GSC	0	(31)	(31)
Buy		48,091	10/2011	DUB	87	0	87

					$3,823	$(3,025)	$798

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Investments, at value
Common Stocks
Australia
Energy	$0	$2,579	$0	$2,579
Materials	0	3,452	0	3,452
Bermuda
Energy	0	5,384	0	5,384
Brazil
Energy	6,759	0	0	6,759
Canada
Energy	2,528	0	0	2,528
China
Consumer Discretionary	0	7,135	0	7,135
Consumer Staples	0	3,535	0	3,535
Financials	0	15,967	0	15,967
Industrials	2,782	0	0	2,782
Information Technology	6,116	1,864	0	7,980
Materials	0	2,528	0	2,528
Colombia
Energy	3,869	0	0	3,869
Cyprus
Industrials	0	2,841	0	2,841
Czech Republic
Utilities	0	5,690	0	5,690
Germany
Materials	0	2,588	0	2,588

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Hong Kong
Financials	$3,470	$9,848	$0	$13,318
Industrials	0	5,992	0	5,992
Information Technology	0	3,579	0	3,579
Materials	0	712	0	712
Indonesia
Consumer Staples	0	4,828	0	4,828
Financials	0	4,885	0	4,885
Italy
Consumer Discretionary	2,595	0	0	2,595
Kazakhstan
Energy	0	5,131	0	5,131
Malaysia
Materials	0	3,177	0	3,177
Mexico
Consumer Discretionary	2,890	0	0	2,890
Peru
Financials	4,301	0	0	4,301
Philippines
Utilities	0	4,291	0	4,291
Poland
Financials	0	6,344	0	6,344
Russia
Consumer Discretionary	0	2,294	0	2,294
Energy	0	5,723	0	5,723
Industrials	2,966	0	0	2,966
Materials	3,846	8,256	0	12,102

34	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Singapore
Energy	$0	$4,055	$0	$4,055
South Korea
Consumer Discretionary	0	9,752	0	9,752
Industrials	0	6,352	0	6,352
Information Technology	0	10,788	0	10,788
Switzerland
Materials	0	2,872	0	2,872
Taiwan
Financials	1,871	0	0	1,871
Information Technology	0	11,821	0	11,821
Thailand
Energy	0	3,475	0	3,475
Financials	2,761	0	0	2,761
Turkey
Telecommunication Services	3,173	0	0	3,173
United Kingdom
Consumer Staples	0	5,733	0	5,733
Energy	0	3,359	0	3,359
Financials	0	6,015	0	6,015
Materials	0	3,446	0	3,446
Equity-Linked Securities
India
Financials	0	8,429	0	8,429
Industrials	0	2,820	0	2,820
Information Technology	0	5,345	0	5,345
Exchange-Traded Funds
United States	8,968	0	0	8,968
Mutual Funds
Hong Kong	8,952	0	0	8,952
Preferred Stocks
South Korea
Information Technology	0	15,746	0	15,746

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$674	$0	$674
U.S. Treasury Bills	0	1,577	0	1,577
PIMCO Short-Term Floating NAV Portfolio	65,549	0	0	65,549
Purchased Options
Equity Contracts	215	0	0	215
Foreign Exchange Contracts	0	260	0	260
	$133,611	$221,142	$0	$354,753

Financial Derivative Instruments (7) - Assets
Equity Contracts	185	2,727	0	2,912
Foreign Exchange Contracts	0	3,823	0	3,823
	$185	$6,550	$0	$6,735

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3)	0	(3)
Equity Contracts	(125)	(12)	0	(137)
Foreign Exchange Contracts	0	(3,025)	0	(3,025)
	$(125)	$(3,040)	$0	$(3,165)

Totals	$133,671	$224,652	$0	$358,323

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$215	$260	$0	$475
Variation margin receivable (2)	0	0	193	0	0	193
Unrealized appreciation on foreign currency contracts	0	0	0	3,823	0	3,823
Unrealized appreciation on swap agreements	0	0	2,727	0	0	2,727

	$0	$0	$3,135	$4,083	$0	$7,218

Liabilities:
Written options outstanding	$0	$0	$125	$0	$0	$125
Variation margin payable (2)	0	0	52	0	0	52
Unrealized depreciation on foreign currency contracts	0	0	0	3,025	0	3,025
Unrealized depreciation on swap agreements	0	3	12	0	0	15

	$0	$3	$189	$3,025	$0	$3,217

See Accompanying Notes	Annual Report	June 30, 2011	35

Schedule of Investments  PIMCO EqS Emerging Markets Fund  (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(58)	$0	$0	$(58)
Net realized (loss) on futures contracts, written options and swaps	0	0	(3,609)	0	0	(3,609)
Net realized gain on foreign currency transactions	0	0	0	314	0	314

	$0	$0	$(3,667)	$314	$0	$(3,353)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(616)	$(256)	$0	$(872)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2)	2,906	0	0	2,904
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	798	0	798

	$0	$(2)	$2,290	$542	$0	$2,830

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $185 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$81	$0	$81
BNP	9	0	9
BOA	234	0	234
CITI	(220)	630	410
CSFB	362	0	362
DUB	(90)	0	(90)
GSC	120	0	120
HSBC	563	(380)	183
JPM	78	0	78
MLP	3	0	3
MSC	1,300	(1,000)	300
RBC	(1)	0	(1)
SSB	5	0	5
UBS	1,201	(810)	391

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

36	PIMCO Equity Series	See Accompanying Notes

Consolidated Schedule of Investments  PIMCO EqS Pathfinder FundTM

June 30, 2011

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 83.2%

BERMUDA 5.5%

ENERGY 3.0%

North Atlantic Drilling Ltd. (a)	11,130,613	$18,568

Seadrill Ltd.	784,653	27,587

		46,155

FINANCIALS 2.5%

Hiscox Ltd.	2,130,190	14,331

Lancashire Holdings Ltd.	2,320,528	24,338

		38,669

Total Bermuda		84,824

CANADA 0.3%

ENERGY 0.3%

Cameco Corp.	157,997	4,163

Total Canada		4,163

DENMARK 2.7%

CONSUMER STAPLES 1.8%

Carlsberg A/S	263,448	28,685

FINANCIALS 0.9%

Jyske Bank A/S (a)	338,762	13,386

Total Denmark		42,071

FAEROE ISLANDS 0.8%

CONSUMER STAPLES 0.5%

Bakkafrost P/F	810,885	6,853

FINANCIALS 0.3%

BankNordik P/F	236,546	5,105

Total Faeroe Islands		11,958

FRANCE 10.2%

CONSUMER DISCRETIONARY 2.1%

Eutelsat Communications S.A.	498,536	22,444

JC Decaux S.A. (a)	330,478	10,605

		33,049

CONSUMER STAPLES 5.2%

Danone	576,599	43,045

L’Oreal S.A.	75,110	9,747

Pernod-Ricard S.A.	284,165	28,026

		80,818

ENERGY 1.9%

Bourbon S.A.	302,265	13,165

Total S.A.	272,499	15,754

		28,919

INDUSTRIALS 1.0%

Teleperformance	525,193	15,455

Total France		158,241

	SHARES	MARKET VALUE (000S)
GERMANY 3.4%

FINANCIALS 0.5%

Deutsche Boerse AG	112,212	$8,520

HEALTH CARE 0.7%

Rhoen Klinikum AG	424,702	10,251

INDUSTRIALS 1.4%

Kloeckner & Co. SE	354,326	10,674

MAN SE	77,146	10,377

		21,051

UTILITIES 0.8%

E.ON AG	459,844	13,071

Total Germany		52,893

GUERNSEY, CHANNEL ISLANDS 1.2%

FINANCIALS 1.2%

Resolution Ltd.	3,803,945	17,932

Total Guernsey, Channel Islands		17,932

HONG KONG 3.5%

CONSUMER DISCRETIONARY 0.5%

Television Broadcasts Ltd.	1,141,000	7,563

FINANCIALS 2.5%

AIA Group Ltd. (a)	8,659,200	30,199

First Pacific Co. Ltd.	10,032,000	9,006

		39,205

INDUSTRIALS 0.5%

Jardine Matheson Holdings Ltd.	85,700	4,921

Jardine Strategic Holdings Ltd.	94,500	2,895

		7,816

Total Hong Kong		54,584

JAPAN 1.3%

INFORMATION TECHNOLOGY 1.3%

Nintendo Co. Ltd.	110,500	20,751

Total Japan		20,751

NETHERLANDS 6.5%

CONSUMER STAPLES 1.7%

CSM	788,930	26,578

ENERGY 0.8%

Royal Dutch Shell PLC ‘A’	356,353	12,680

FINANCIALS 1.5%

ING Groep NV (a)	1,906,718	23,497

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	189,200	9,035

TELECOMMUNICATION SERVICES 1.9%

Koninklijke KPN NV	2,023,408	29,431

Total Netherlands		101,221

	SHARES	MARKET VALUE (000S)
NORWAY 1.8%

CONSUMER STAPLES 1.1%

Marine Harvest ASA	20,836,977	$16,715

INDUSTRIALS 0.7%

Orkla ASA	1,213,009	11,548

Total Norway		28,263

SINGAPORE 1.1%

FINANCIALS 0.1%

Great Eastern Holdings Ltd.	85,220	1,022

INDUSTRIALS 1.0%

Keppel Corp. Ltd.	1,699,300	15,375

Total Singapore		16,397

SOUTH AFRICA 0.5%

MATERIALS 0.5%

AngloGold Ashanti Ltd. - SP - ADR	171,038	7,199

Total South Africa		7,199

SOUTH KOREA 0.5%

CONSUMER DISCRETIONARY 0.5%

GS Home Shopping, Inc.	61,332	7,838

Total South Korea		7,838

SWEDEN 0.9%

INDUSTRIALS 0.9%

Loomis AB	1,042,148	14,539

Total Sweden		14,539

SWITZERLAND 5.7%

CONSUMER STAPLES 1.4%

Nestle S.A.	347,818	21,644

FINANCIALS 1.9%

UBS AG (a)	875,802	15,983

Zurich Financial Services AG (a)	51,778	13,102

		29,085

HEALTH CARE 1.2%

Novartis AG	76,901	4,713

Roche Holding AG	86,954	14,558

		19,271

INDUSTRIALS 0.6%

Schindler Holding AG	83,544	10,146

MATERIALS 0.6%

Sika AG	3,632	8,767

Total Switzerland		88,913

UNITED KINGDOM 13.8%

CONSUMER DISCRETIONARY 0.5%

British Sky Broadcasting Group PLC	642,580	8,724

See Accompanying Notes	Annual Report	June 30, 2011	37

Consolidated Schedule of Investments  PIMCO EqS Pathfinder FundTM  (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 6.8%

British American Tobacco PLC	962,033	$42,187

Imperial Tobacco Group PLC	1,401,280	46,652

Reckitt Benckiser Group PLC	290,402	16,039

		104,878

ENERGY 2.7%

BP PLC	3,904,460	28,748

Ensco PLC - SP - ADR	242,769	12,940

		41,688

FINANCIALS 3.8%

Barclays PLC	4,507,719	18,492

HSBC Holdings PLC	734,430	7,282

Lloyds Banking Group PLC (a)	26,344,048	20,702

Man Group PLC	3,092,663	11,764

		58,240

Total United Kingdom		213,530

UNITED STATES 23.5%

CONSUMER STAPLES 6.3%

Altria Group, Inc.	586,435	15,488

CVS Caremark Corp.	519,136	19,509

Lorillard, Inc.	254,857	27,746

Philip Morris International, Inc.	212,633	14,197

Reynolds American, Inc.	344,659	12,770

Wal-Mart Stores, Inc.	144,031	7,654

		97,364

FINANCIALS 11.0%

Alleghany Corp. (a)	52,702	17,556

BankUnited, Inc.	651,267	17,285

Berkshire Hathaway, Inc. ‘B’ (a)	287,101	22,219

Capitol Federal Financial, Inc.	548,003	6,444

CBOE Holdings, Inc.	766,933	18,867

Marshall & Ilsley Corp.	1,019,350	8,124

Northwest Bancshares, Inc.	882,228	11,098

	SHARES	MARKET VALUE (000S)

NYSE Euronext	550,847	$18,877

Oritani Financial Corp.	593,164	7,587

ViewPoint Financial Group	478,572	6,604

Washington Federal, Inc.	690,732	11,349

White Mountains Insurance Group Ltd.	58,156	24,435

		170,445

HEALTH CARE 1.6%

Pfizer, Inc.	350,164	7,213

Synthes, Inc.	101,010	17,769

		24,982

INDUSTRIALS 0.3%

3M Co.	54,177	5,139

INFORMATION TECHNOLOGY 4.3%

Dell, Inc. (a)	758,449	12,643

Intel Corp.	837,826	18,566

Microsoft Corp.	1,322,476	34,385

		65,594

Total United States		363,524

Total Common Stocks (Cost $1,190,193)		1,288,841

	UNITS
EQUITY-LINKED SECURITIES 2.0%

FRANCE 2.0%

Morgan Stanley BV
Carrefour S.A. - Exp. 03/23/2012	761,152	31,259

Total Equity-Linked Securities (Cost $33,847)		31,259

	SHARES
EXCHANGE-TRADED FUNDS 3.8%

UNITED STATES 3.8%
SPDR Gold Trust	403,998	58,976

Total Exchange-Traded Funds (Cost $55,164)		58,976

	SHARES		MARKET VALUE (000S)
RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi-Aventis S.A. - Exp. 12/31/2020 (a)	600,958	$	1,448

Total Rights (Cost $1,479)			1,448

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.2%

CERTIFICATES OF DEPOSIT 0.6%

BNP Paribas
0.660% due 03/02/2012	$9,670		9,679

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 07/01/2011	1,025		1,025

(Dated 06/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 07/21/2011 valued at $1,050. Repurchase proceeds are $1,025.)

U.S. TREASURY BILLS 0.5%
0.029% due 08/18/2011 - 10/20/2011 (b)(d)	6,671		6,671

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 9.0%
	13,949,829		139,763

Total Short-Term Instruments (Cost $157,141)			157,138

PURCHASED OPTIONS (g) 0.2%
(Cost $5,852)			3,437

Total Investments 99.5% (Cost $1,443,676)		$	1,541,099

Written Options (h) (0.0%) (Premiums $699)			(443)

Other Assets and Liabilities (Net) 0.5%			8,335

Net Assets 100.0%		$	1,548,991

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $4,352 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of June 30, 2011.
(e)	Cash of $21,879 has been pledged as collateral for securities sold short as of June 30, 2011.
(f)	Swap agreements outstanding on June 30, 2011:

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive (2)	MAN SE	35,584	1.570%	EUR	3,340	06/23/2012	MLP	$4

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(2)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

38	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

(g)	Purchased options outstanding on June 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT Euro Stoxx 50 Index September Futures	2,650.000	09/16/2011	2,345	$2,600	$1,530
Put - CBOT S&P 500 Index September Futures	1,200.000	09/17/2011	342	859	369

				$3,459	$1,899

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC EUR versus USD	BOA	$1.205	03/13/2012	EUR 74,900	$1,544	$772

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT Sanofi - CVR	$75.000	07/16/2011	5,374	$849	$766

(h)	Written options outstanding on June 30, 2011:

Options on Securities

Description	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Carrefour S.A.	EUR	30.000	07/15/2011	EUR	186	$508	$(39)
Put - OTC Zurich Financial Services AG	CHF	220.000	09/16/2011	CHF	28	191	(404)

						$699	$(443)

Transactions in written call and put options for the period ended June 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in CHF		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 06/30/2010	304	$130	CHF	0	EUR	0	GBP	1,325	$1,018
Sales	18,552	0		46		570		2,095	3,033
Closing Buys	(15,508)	0		(18)		(271)		(3,420)	(2,450)
Expirations	0	0		0		0		0	0
Exercised	(3,348)	(130)		0		(113)		0	(902)

Balance at 06/30/2011	0	$0	CHF	28	EUR	186	GBP	0	$699

(i)	Short sales outstanding on June 30, 2011:

Description	Shares	Proceeds	Market Value
Bank of Montreal	128,131	$7,544	$(8,143)
Johnson & Johnson	101,010	6,603	(6,719)
SunPower Corp. ‘B’	7,456	186	(124)

		$14,333	$(14,986)

(j)	Foreign currency contracts outstanding on June 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	65,413	07/2011	CITI	$0	$(363)	$(363)
Buy		65,413	07/2011	HSBC	389	0	389
Buy		65,413	08/2011	CITI	363	0	363
Sell	CAD	90	07/2011	CITI	0	0	0
Buy		86,057	07/2011	RBC	518	0	518
Buy		86,059	08/2011	BNP	0	0	0
Sell	CHF	41,285	07/2011	BOA	0	(919)	(919)
Sell		3,587	07/2011	CITI	0	(43)	(43)
Buy		6,217	07/2011	HSBC	8	0	8
Sell		139	07/2011	HSBC	0	0	0
Sell		2,494	07/2011	RBC	0	(19)	(19)

See Accompanying Notes	Annual Report	June 30, 2011	39

Consolidated Schedule of Investments  PIMCO EqS Pathfinder FundTM  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CHF	41,288	07/2011	UBS	$0	$(315)	$(315)
Buy		5,806	08/2011	RBC	237	0	237
Sell		41,288	08/2011	UBS	317	0	317
Sell	DKK	8,923	07/2011	BCLY	15	0	15
Sell		253,952	07/2011	CITI	0	(1,248)	(1,248)
Sell		1,581	07/2011	HSBC	2	0	2
Sell		7,642	07/2011	RBC	0	(20)	(20)
Sell		272,098	08/2011	BNP	0	0	0
Buy	EUR	12,631	07/2011	BNP	422	0	422
Sell		1,689	07/2011	BNP	0	0	0
Sell		1,367	07/2011	BOA	0	(10)	(10)
Buy		50,924	07/2011	CITI	443	0	443
Sell	EUR	99,914	07/2011	CITI	0	(2,416)	(2,416)
Buy		10,172	07/2011	DUB	73	0	73
Buy		8,585	07/2011	HSBC	136	0	136
Sell		717	07/2011	HSBC	0	(8)	(8)
Sell		11,983	07/2011	RBC	0	(265)	(265)
Sell		16,681	07/2011	RBS	0	(203)	(203)
Sell		1,368	07/2011	UBS	0	(14)	(14)
Sell		35,454	08/2011	BNP	49	0	49
Sell		34,507	08/2011	CITI	0	(297)	(297)
Sell		20,268	08/2011	DUB	0	(109)	(109)
Sell	GBP	87,856	07/2011	BCLY	3,391	0	3,391
Buy		7,903	07/2011	CITI	0	(244)	(244)
Buy		31,685	07/2011	DUB	0	(33)	(33)
Buy		5,743	07/2011	HSBC	0	(107)	(107)
Sell		9,500	07/2011	RBC	131	0	131
Sell		2,005	07/2011	RBS	62	0	62
Sell		54,030	08/2011	BCLY	0	(24)	(24)
Sell		31,685	08/2011	DUB	33	0	33
Sell	HKD	113,212	09/2011	BCLY	0	0	0
Buy	JPY	6,008,850	07/2011	BCLY	455	0	455
Buy		1,223,228	07/2011	CITI	63	0	63
Sell		36,288	07/2011	CITI	0	(2)	(2)
Sell		7,717,651	07/2011	DUB	0	(421)	(421)
Buy		816,175	07/2011	HSBC	0	(33)	(33)
Sell		294,314	07/2011	HSBC	18	0	18
Buy		7,717,651	08/2011	DUB	420	0	420
Buy	KRW	8,291,160	08/2011	HSBC	75	0	75
Sell	NOK	2,140	07/2011	BNP	0	(8)	(8)
Sell		2,727	07/2011	CITI	1	(4)	(3)
Sell		187,683	07/2011	DUB	0	(409)	(409)
Sell		9,746	07/2011	HSBC	0	(37)	(37)
Buy		217,371	07/2011	MSC	165	0	165
Sell		13,430	07/2011	RBC	0	(65)	(65)
Sell		1,645	07/2011	RBS	0	(2)	(2)
Sell		379	08/2011	BNP	0	0	0
Sell		109	08/2011	CITI	0	0	0
Sell		217,371	08/2011	MSC	0	(163)	(163)
Sell	PLN	2,574	08/2011	BCLY	0	(61)	(61)
Sell	SEK	36,394	07/2011	BCLY	8	(61)	(53)
Sell		2,898	07/2011	BNP	2	(8)	(6)
Sell		378	07/2011	CITI	0	(2)	(2)
Buy		52,612	07/2011	CSFB	0	(75)	(75)
Sell		11,732	07/2011	HSBC	14	(8)	6
Sell		1,210	07/2011	RBC	2	(2)	0
Buy		34,606	08/2011	BCLY	61	0	61
Sell		650	08/2011	CITI	0	0	0
Buy	SGD	18,790	09/2011	HSBC	0	(30)	(30)
Sell		4,339	12/2011	HSBC	0	(13)	(13)

					$7,873	$(8,061)	$(188)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Investments, at value
Common Stocks
Bermuda
Energy	$18,568	$27,587	$0	$46,155
Financials	0	38,669	0	38,669
Canada
Energy	4,163	0	0	4,163

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
Denmark
Consumer Staples	$0	$28,685	$0	$28,685
Financials	0	13,386	0	13,386
Faeroe Islands
Consumer Staples	6,853	0	0	6,853
Financials	5,105	0	0	5,105

40	PIMCO Equity Series	See Accompanying Notes

June 30, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
France
Consumer Discretionary	$0	$33,049	$0	$33,049
Consumer Staples	0	80,818	0	80,818
Energy	0	28,919	0	28,919
Industrials	0	15,455	0	15,455
Germany
Financials	0	8,520	0	8,520
Health Care	0	10,251	0	10,251
Industrials	10,377	10,674	0	21,051
Utilities	0	13,071	0	13,071
Guernsey, Channel Islands
Financials	0	17,932	0	17,932
Hong Kong
Consumer Discretionary	0	7,563	0	7,563
Financials	0	39,205	0	39,205
Industrials	0	7,816	0	7,816
Japan
Information Technology	0	20,751	0	20,751
Netherlands
Consumer Staples	0	26,578	0	26,578
Energy	0	12,680	0	12,680
Financials	0	23,497	0	23,497
Information Technology	0	9,035	0	9,035
Telecommunication Services	29,431	0	0	29,431
Norway
Consumer Staples	0	16,715	0	16,715
Industrials	0	11,548	0	11,548
Singapore
Financials	1,022	0	0	1,022
Industrials	0	15,375	0	15,375
South Africa
Materials	7,199	0	0	7,199
South Korea
Consumer Discretionary	0	7,838	0	7,838
Sweden
Industrials	0	14,539	0	14,539
Switzerland
Consumer Staples	0	21,644	0	21,644
Financials	0	29,085	0	29,085
Health Care	0	19,271	0	19,271
Industrials	10,146	0	0	10,146
Materials	0	8,767	0	8,767

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2011
United Kingdom
Consumer Discretionary	$0	$8,724	$0	$8,724
Consumer Staples	0	104,878	0	104,878
Energy	12,940	28,748	0	41,688
Financials	0	58,240	0	58,240
United States
Consumer Staples	97,364	0	0	97,364
Financials	170,445	0	0	170,445
Health Care	24,982	0	0	24,982
Industrials	5,139	0	0	5,139
Information Technology	65,594	0	0	65,594
Equity-Linked Securities
France	0	31,259	0	31,259
Exchange-Traded Funds
United States	58,976	0	0	58,976
Rights
France
Health Care	1,448	0	0	1,448
Short-Term Instruments
Certificates of Deposit	0	9,679	0	9,679
Repurchase Agreements	0	1,025	0	1,025
U.S. Treasury Bills	0	6,671	0	6,671
PIMCO Short-Term Floating NAV Portfolio	139,763	0	0	139,763
Purchased Options				0
Equity Contracts	1,135	1,530	0	2,665
Foreign Exchange Contracts	0	772	0	772
	$670,650	$870,449	$0	$1,541,099

Short Sales, at value	$(14,986)	$0	$0	$(14,986)

Financial Derivative Instruments (7) - Assets
Equity Contracts	0	4	0	4
Foreign Exchange Contracts	0	7,873	0	7,873
	$0	$7,877	$0	$7,877

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(443)	0	0	(443)
Foreign Exchange Contracts	0	(8,061)	0	(8,061)
	$(443)	$(8,061)	$0	$(8,504)

Totals	$655,221	$870,265	$0	$1,525,486

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$2,665	$772	$0	$3,437
Unrealized appreciation on foreign currency contracts	0	0	0	7,873	0	7,873
Unrealized appreciation on swap agreements	0	0	4	0	0	4

	$0	$0	$2,669	$8,645	$0	$11,314

Liabilities:
Written options outstanding	$0	$0	$443	$0	$0	$443
Unrealized depreciation on foreign currency contracts	0	0	0	8,061	0	8,061

	$0	$0	$443	$8,061	$0	$8,504

See Accompanying Notes	Annual Report	June 30, 2011	41

Consolidated Schedule of Investments  PIMCO EqS Pathfinder FundTM  (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(246)	$0	$(1,669)	$0	$0	$(1,915)
Net realized gain on futures contracts, written options and swaps	0	0	416	0	0	416
Net realized (loss) on foreign currency transactions	0	0	0	(49,033)	0	(49,033)

	$(246)	$0	$(1,253)	$(49,033)	$0	$(50,532)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(2,764)	$(773)	$0	$(3,537)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	0	(2,097)	0	0	(2,097)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	7,359	0	7,359

	$0	$0	$(4,861)	$6,586	$0	$1,725

(1)	See note 5 in the Notes to Financial Statements for additional information.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$3,785	$(3,730)	$55
BNP	458	(270)	188
BOA	(157)	500	343
CITI	(3,749)	2,611	(1,138)
CSFB	(75)	291	216
DUB	(447)	0	(447)
GSC	(404)	380	(24)
HSBC	405	360	765
MLP	4	0	4
MSC	(37)	210	173
RBC	518	0	518
RBS	(144)	(180)	(324)
UBS	(12)	(140)	(152)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

42	PIMCO Equity Series	See Accompanying Notes

Notes to Financial Statements

June 30, 2011

1.  ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the three funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. A Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(c) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

A Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

Annual Report	June 30, 2011	43

Notes to Financial Statements  (Cont.)

the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair market value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair market value hierarchy. Investments in privately held investment fund where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair market value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at far market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value heirarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  A Fund may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, a Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

44	PIMCO Equity Series

June 30, 2011

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. A Fund may enter into a specific agreement with a prime broker giving the Fund the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, a Fund will pay the prime broker a fee as detailed in the Term Borrow Agreement. See Note 6 for risks associated with Prime Broker Account Agreements. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Annual Report	June 30, 2011	45

Notes to Financial Statements  (Cont.)

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Securities  Certain Funds may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. A Fund may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, total return and other forms of swap agreements to manage its exposure to credit, currency, equity, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Premiums paid or received are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of June 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the mutual funds that pursue their investment objective by investing in other mutual funds (“PIMCO Fund of Funds”) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

46	PIMCO Equity Series

June 30, 2011

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Funds) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Fund (or Acquired Fund), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or

Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different

Annual Report	June 30, 2011	47

Notes to Financial Statements  (Cont.)

types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

Prime Broker Account Agreements between a Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

7.  BASIS FOR CONSOLIDATION FOR PIMCO EqS PATHFINDER FUNDTM (“Commodity Fund”)

The PIMCO Cayman Commodity Fund VI Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Commodity Fund in order to effect certain investments for the Commodity Fund consistent with the Commodity Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Commodity Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Commodity Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2011 of the Commodity Subsidiary to the Commodity Fund (amounts in thousands).

Fund Name	Subsidiary	Incorporated Date	Subscription Agreement	Approximate Fund Net Assets	Approximate Subsidiary Net Assets	Percentage
PIMCO EqS Pathfinder FundTM	PIMCO Cayman Commodity Fund VI Ltd.	June 6, 2011	June 20, 2011	$1,549,000	$18,000	1.2%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D(1)	A, C and R Classes
PIMCO Emerging Multi-Asset Fund	0.90%		0.45%	0.55%	0.45%	0.80%	0.55%
PIMCO EqS Emerging Markets Fund	1.00%	(2)	0.45%	0.55%	0.45%	0.80%	0.55%
PIMCO EqS Pathfinder FundTM	0.75%	(3)	0.30%	0.40%	N/A	0.65%	0.40%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)

PIMCO has contractually agreed (through October 31, 2012) to waive a portion of its Investment Advisory Fee by 0.20% of average daily net assets. Under the Fee Limitation Agreement (see Note 7(e)), PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. As of June 30, 2011, the recoverable Investment Advisory Fee amount to PIMCO was $162,393.

(3)

PIMCO has contractually agreed (through October 31, 2011) to waive a portion of its Investment Advisory Fee by 0.16% of average daily net assets. Under the Fee Limitation Agreement (see Note 7(e)), PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. As of June 30, 2011, the recoverable Investment Advisory Fee amount to PIMCO was $1,667,022.

48	PIMCO Equity Series

June 30, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. Pursuant to the Distribution and Servicing Plans adopted by the A, C and R Classes of the Trust, the Trust compensated the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, C and R Classes. The Trust compensates PIMCO for services provided and expenses incurred for the servicing of Class D shares. During the fiscal period ended June 30, 2011, PIMCO paid the Distributors under a separate agreement for services provided by the Distributors in connection with Class D shares. The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributors also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A and C Class shares. For the period ended June 30, 2011, the Distributors received $150,968 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the PIMCO EqS PathfinderTM Fund’s Supervisory and Administrative Fees through October 31, 2011, and the PIMCO Emerging Multi-Asset and PIMCO EqS Emerging Markets Funds’ Supervisory and Administrative Fees through October 31, 2012, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus

0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

In any month during which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup any portion of the Investment Advisory Fee and Supervisory and Administrative Fee reduced or reimbursed pursuant to the Fee Limitation Agreement and the Expense Limitation Agreement, respectively (the “Reimbursement Amount”), during the previous thirty-six months, provided that such amount recouped by PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at June 30, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Emerging Multi-Asset Fund	$137
PIMCO EqS Emerging Markets Fund	139
PIMCO EqS Pathfinder FundTM	213

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2012, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the PIMCO Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2011, the amount was $18,486.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Commodity Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended June 30, 2011, the amount was $182.

Annual Report	June 30, 2011	49

Notes to Financial Statements  (Cont.)

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2011 (amounts in thousands):

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 04/12/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2011	Dividend Income
PIMCO Emerging Local Bond Fund	$0	$1,943	$0	$0	$10	$1,953	$18
PIMCO Emerging Markets Bond Fund	0	736	0	0	6	742	7
PIMCO Emerging Markets Corporate Bond Fund	0	1,341	0	0	(11)	1,330	11
PIMCO Emerging Markets Currency Fund	0	1,002	0	0	1	1,003	2
PIMCO EqS Emerging Markets Fund	0	5,350	0	0	(121)	5,229	0
PIMCO Short-Term Floating NAV Portfolio	0	5,900	(4,499)	0	0	1,401	0
Totals	$0	$16,272	$(4,499)	$0	$(115)	$11,658	$38

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended June 30, 2011 (amounts in thousands):

Fund Name	Market Value 06/30/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 06/30/2011	Dividend Income
PIMCO EqS Emerging Markets Fund	$0	$204,648	$(139,100)	$7	$(6)	$65,549	$47
PIMCO EqS Pathfinder FundTM	70,852	659,678	(590,800)	54	(21)	139,763	578

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2011, were as follows (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Multi-Asset Fund	$13,021	$0
PIMCO EqS Emerging Markets Fund	380,722	80,973
PIMCO EqS Pathfinder Fund™	1,047,519	284,126

50	PIMCO Equity Series

June 30, 2011

12.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Emerging Multi-Asset Fund		PIMCO EqS Emerging Markets Fund		PIMCO EqS Pathfinder Fund™
	Period from 04/12/2011 to 06/30/2010		Period from 03/22/2011 to 06/30/2010		Year Ended 06/30/2011		Period from 04/14/2010 to 06/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,003	$10,035	34,968	$368,990	68,574	$713,828	59,280	$569,093
Class P	7	73	4	36	4,553	46,300	144	1,399
Administrative Class	1	10	1	11	0	0	0	0
Class D	310	3,096	115	1,192	2,482	25,154	808	7,824
Class A	184	1,835	90	943	9,594	97,473	1,689	16,236
Class C	66	658	11	114	4,446	45,561	728	7,014
Class R	1	10	4	39	10	96	1	10

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	806	8,169	0	0
Class P	0	0	0	0	5	48	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	17	170	0	0
Class A	0	0	0	0	41	413	0	0
Class C	0	0	0	0	13	131	0	0
Class R	0	0	0	0	0	1	0	0

Cost of shares redeemed
Institutional Class	(17)	(167)	(312)	(3,125)	(2,571)	(26,117)	(447)	(4,251)
Class P	0	0	0	0	(359)	(3,696)	(39)	(372)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(32)	(312)	(9)	(93)	(972)	(10,042)	(39)	(363)
Class A	(2)	(17)	(15)	(148)	(2,891)	(30,193)	(15)	(140)
Class C	0	(4)	(1)	(13)	(381)	(3,935)	(4)	(41)
Class R	0	0	0	0	(1)	(12)	0	0
Net increase resulting from Fund share transactions	1,521	$15,217	34,856	$367,946	83,366	$863,349	62,106	$596,409

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Funds intend to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Commodity Fund has filed a U.S. tax return. While the statute of limitations remains open to examine the Commodity Fund’s U.S. tax return filed for the 2010 fiscal year, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	June 30, 2011	51

Notes to Financial Statements  (Cont.)

June 30, 2011

As of June 30, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
PIMCO Emerging Multi-Asset Fund	$23	$—	$(196)	$—	$—	$—
PIMCO EqS Emerging Markets Fund	1,628	2	(14,277)	(172)	—	—
PIMCO EqS Pathfinder Fund™	—	6,588	94,893	(659)	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals.

As of June 30, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
PIMCO Emerging Multi-Asset Fund	$14,721	$17	$(221)	$(204)
PIMCO EqS Emerging Markets Fund	369,312	6,768	(21,327)	(14,559)
PIMCO EqS Pathfinder Fund™	1,444,575	130,250	(33,726)	96,524

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended June 30, 2011 and June 30, 2010, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2011			June 30, 2010
	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO Emerging Multi-Asset Fund	$—	$—	$—	N/A	N/A	N/A
PIMCO EqS Emerging Markets Fund	—	—	—	N/A	N/A	N/A
PIMCO EqS Pathfinder Fund™	8,755	610	—	$8,828	$538	$—

(4)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Fund’s financial statements.

52	PIMCO Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™ (constituting PIMCO Equity Series, hereinafter referred to as the “Funds”) at June 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, counterparties and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 16, 2011

Annual Report	June 30, 2011	53

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

PIMCO Emerging Multi-Asset Fund	0.00%
PIMCO EqS Emerging Markets Fund	0.00%
PIMCO EqS Pathfinder FundTM	100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Emerging Multi-Asset Fund	0.00%
PIMCO EqS Emerging Markets Fund	0.00%
PIMCO EqS Pathfinder FundTM	52.37%

Foreign Taxes.  PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder FundTM earned foreign source income of $2,408,801 and $24,018,340, respectively, during the fiscal year ended June 30, 2011. The funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $204,214 and $1,758,186, respectively, to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

54	PIMCO Equity Series

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SSB	State Street Bank and Trust Co.
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HKD	Hong Kong Dollar	PLN	Polish Zloty

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
ADS	American Depositary Share	CVR	Contingent Value Right	GDR	Global Depository Receipt
MSCI	Morgan Stanley Capital International	SP - ADR	Sponsored American Depository Receipt	SP - GDR	Sponsored Global Depository Receipt
SPDR	Standard & Poor's Depository Receipts

Annual Report	June 30, 2011	55

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-866-746-2602 or visit the Fund’s website at www.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO. Formerly Chairman and Director, PCM Fund, Inc.	151	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo. Formerly, Director, PCM Fund, Inc.	151	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Vern O. Curtis (1934) Trustee	03/2010 to present	Private Investor. Formerly, Director, PCM Fund, Inc.	151	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Allan B. Hubbard (1947) Trustee	02/2011 to present	Chairman, E&A Holdings, Inc. (Private Holding Company). Formerly, Assistant to the President for Economic Policy and Director, National Economic Council—President George W. Bush administration.	4	Trustee, PIMCO Equity Series VIT. Independent Director, Simon Property Group.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

56	PIMCO Equity Series

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neel T. Kashkari (1973) President	03/2010 to present	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Executive Vice President and Chief Compliance Officer, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.

J. Stephen King, Jr. (1962) Vice President - Senior Counsel, Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	03/2010 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	03/2010 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	June 30, 2011	57

Privacy Policy

(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by the Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund shares may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

58	PIMCO Equity Series

Approval of the Investment Advisory Contract and Supervision and Administration Agreement for the PIMCO Emerging Multi-Asset Fund and PIMCO EqS Emerging Markets Fund

(Unaudited)

On November 8, 2010, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO Emerging Multi-Asset Fund and PIMCO EqS Emerging Markets Fund (the “Funds”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1.	Information Received
A.	Materials Reviewed

The Trustees received a wide variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to the proposed fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board also reviewed comparative industry data with regard to investment advisory fees and expenses of funds with investment objectives and policies similar to those of the Funds. The Board also received and reviewed materials provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the approval of the Agreements. The Board also reviewed information about the personnel who would be providing investment management services and supervisory and administrative services to the Funds.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of the supervisory and administrative services to be provided by PIMCO to the Funds under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Funds and their shareholders.

3.	Investment Performance

As the Funds had not yet commenced operations at the time that the Agreements were considered, the Trustees did not receive nor consider investment performance information for the Funds.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Funds, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Funds’ investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s estimated total expenses to other funds in the Lipper Expense Group and found each Fund’s estimated total expenses to be reasonable. At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with investment strategies that are similar to the Funds.

The Board also considered the Funds’ unified fee structure, under which the Funds pay for the supervisory and administrative services they require for a unified fee, and in return, PIMCO would provide or procure such services and bear the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that each Fund’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of the Funds’ fees at competitive levels, in effect, setting the fees as if the Funds were already at scale.

The Board noted that PIMCO had contractually agreed, through October 31, 2012, to reduce the advisory fee payable to it by the PIMCO EqS Emerging Markets Fund by waiving 0.20% of the average daily net assets of the PIMCO EqS Emerging Markets Fund. The Board also noted that PIMCO had contractually agreed, through October 31, 2012, to reduce total annual fund operating expenses for each Class of each Fund by waiving a portion of its supervisory and administrative fee or reimbursing the applicable Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the applicable Class of the Fund exceeds 0.0049% in any year.

Annual Report	June 30, 2011	59

Approval of the Investment Advisory Contract and Supervision and Administration Agreement for the PIMCO Emerging Multi-Asset Fund and PIMCO EqS Emerging Markets Fund (Cont.)

(Unaudited)

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Funds, are reasonable and approval of the Agreements would likely benefit the Funds and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Funds had not yet commenced operations at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for a Fund’s overall expense ratio). The Trustees also considered that PIMCO has set the proposed initial fees at comparable levels that reflect PIMCO’s expectation that assets will increase significantly.

The Board concluded that each Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Fund, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: sales charges and distribution fees received and retained by the Funds’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the Funds and their shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referenced above, the Board concluded that the Agreements were fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Funds, and that the approval of the Agreements was in the best interests of the Funds and their shareholders.

60	PIMCO Equity Series

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3001AR_063011

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to reflect a change in the principal underwriter of the series of the Registrant. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)    The Board of Trustees has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 31, 2011	$74,248
	June 31, 2010	25,858

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 31, 2011	—
	June 31, 2010	—

(c)	Fiscal Year Ended	Tax Fees(2)
	June 31, 2011	—
	June 31, 2010	—

(d)	Fiscal Year Ended	All Other Fees(3)
	June 31, 2011	—
	June 31, 2010	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2011	June 30, 2010
PIMCO Equity Series	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	3,347,964	1,764,216
Allianz Global Investors Fund Management LLC	667,385	833,690
Allianz Global Investor of America L.P.	3,367,420	1,934,774

Totals	$7,382,769	$4,532,680

(h)    The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

Allan B. Hubbard

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 19, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 18, 2011